UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

reAlpha Tech Corp.
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

reAlpha Tech Corp.

6515 Longshore Loop, Suite 100
Dublin, OH 43017

Dear Stockholder:

You are invited to attend the 2026 annual meeting of stockholders (the “annual meeting”) of reAlpha Tech Corp. (the “Company,” “we,” “us” or “our”) on November 5, 2026, at 9:00 a.m. Eastern Time. The annual meeting will be completely virtual conducted live via the Internet. You will be able to attend the annual meeting online by visiting the link provided via e-mail after you properly register through https://web.viewproxy.com/AIRE/2026 and submit your questions for the annual meeting while registering for the annual meeting, or during the annual meeting in the questions and chat tab of the virtual meeting platform.

At this year’s meeting, you will be asked to vote on:

(1)    the election of five members to our board of directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified (“Proposal 1”);

(2)    the ratification of the appointment of GBQ Partners, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”);

(3)    an amendment to our second amended and restated certificate of incorporation (as amended, the “certificate of incorporation”), in the form attached to the proxy statement as Annex A, to, at the discretion of our board of directors, effect a reverse stock split of our issued and outstanding shares of common stock, par value $0.001 per share (the “common stock”), at any time prior to the one-year anniversary date of the approval by the stockholders of such proposal, at a ratio, ranging from one-for-two (1:2) to one-for-fifty (1:50), with the exact ratio to be set within that range at the discretion of the board of directors without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal” or “Proposal 3”);

(4)    for purposes of complying with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of shares of common stock in excess of 19.99% of our issued and outstanding common stock immediately prior to the execution of the Prevu Merger Agreement in connection with the Prevu Merger (each as defined below) (the “Prevu Nasdaq 20% Issuance Proposal” or “Proposal 4”);

(5)    for purposes of complying with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of shares of common stock in excess of 19.99% of our issued and outstanding common stock immediately prior to the execution of the A&R Merger Agreement in connection with the InstaMortgage Merger (each as defined below) (the “InstaMortgage Nasdaq 20% Issuance Proposal” or “Proposal 5,” and together with the Prevu Nasdaq 20% Issuance Proposal, the “Nasdaq 20% Issuance Proposals”);

(6)    the proposal to adjourn the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposals or in the absence of a quorum (the “Adjournment Proposal” or “Proposal 6”); and

(7)    conduct any other business properly brought before the meeting.

Our board of directors has fixed the close of business on September 11, 2026, as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting and any adjournment and postponements thereof (the “record date”).

Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this annual meeting. If you are a record holder of the Company’s common stock or the Company’s series A convertible preferred stock, par value $0.001 per share (the “Series A Preferred Stock”), on the record date, you are eligible to vote with respect to these matters either electronically, at the meeting, or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. We urge you to authorize your proxy in advance by following the instructions printed on it. Returning the proxy does not deprive you of your right to attend the annual meeting and vote your shares.

Sincerely,
/s/ Michael J. Logozzo
Michael J. Logozzo,
Chief Executive Officer

Dublin, Ohio

September 25, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 5, 2026: THIS PROXY STATEMENT AND THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2025, ARE AVAILABLE AT HTTPS://WEB.VIEWPROXY.COM/AIRE/2026

reAlpha Tech Corp.

6515 Longshore Loop, Suite 100
Dublin, OH 43017

Notice of 2026 Annual Meeting of Stockholders to be Held on November 5, 2026

To the Stockholders of reAlpha Tech Corp.:

The 2026 annual meeting of stockholders (the “annual meeting”) will be held at 9:00 a.m. Eastern Time on November 5, 2026. The annual meeting will be a virtual meeting of stockholders conducted live via the Internet. You will be able to attend the annual meeting online by visiting the link provided via e-mail after you properly register through https://web.viewproxy.com/AIRE/2026. During the annual meeting, stockholders will be asked to vote either directly or by proxy on the following matters discussed herein:

(1)    the election of five members to our board of directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified (“Proposal 1”);

(2)    the ratification of the appointment of GBQ Partners, LLC as our independent registered public accounting firm for the year ending December 31, 2026 (“Proposal 2”);

(3)    an amendment to our second amended and restated certificate of incorporation (as amended, the “certificate of incorporation”), in the form attached to the proxy statement as Annex A, to, at the discretion of our board of directors, effect a reverse stock split of our issued and outstanding shares of common stock, par value $0.001 per share (the “common stock”), at any time prior to the one-year anniversary date of the approval by the stockholders of such proposal, at a ratio, ranging from one-for-two (1:2) to one-for-fifty (1:50), with the exact ratio to be set within that range at the discretion of the board of directors without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal” or “Proposal 3”);

(4)    for purposes of complying with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of shares of common stock in excess of 19.99% of our issued and outstanding common stock immediately prior to the execution of the Prevu Merger Agreement in connection with the Prevu Merger (each as defined below) (the “Prevu Nasdaq 20% Issuance Proposal” or “Proposal 4”);

(5)    for purposes of complying with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of shares of common stock in excess of 19.99% of our issued and outstanding common stock immediately prior to the execution of the A&R Merger Agreement in connection with the InstaMortgage Merger (each as defined below) (the “InstaMortgage Nasdaq 20% Issuance Proposal” or “Proposal 5,” and together with the Prevu Nasdaq 20% Issuance Proposal, the “Nasdaq 20% Issuance Proposals”);

(6)    the proposal to adjourn the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposals or in the absence of a quorum (the “Adjournment Proposal” or “Proposal 6”); and

(7)    conduct any other business properly brought before the meeting.

If you are a stockholder of record as of September 11, 2026, you may vote at the annual meeting as further described in the accompanying proxy statement. The Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), proxy statement and form of proxy are being distributed and made available on the Internet on or around September 25, 2026.

Dated: September 25, 2026

By Order of the Board of Directors

/s/ Michael J. Logozzo
Michael J. Logozzo
Chief Executive Officer and Secretary

Whether or not you expect to attend the annual meeting, please vote at your earliest convenience by following the instructions in the Notice of Internet Availability or the proxy card you received in the mail.

i

6515 Longshore Loop, Suite 100

Dublin, OH 43017

PROXY STATEMENT

FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD VIRTUALLY ON NOVEMBER 5, 2026

In accordance with U.S. Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials in connection with the solicitation of proxies by our board of directors for our virtual 2026 annual meeting of stockholders (the “annual meeting”) to be held on November 5, 2026, at 9:00 a.m. Eastern Time over the Internet to our stockholders rather than in paper form, which reduces the environmental impact of the annual meeting and our costs. The proxy statement and the 2025 annual report to stockholders (the “2025 annual report”), which includes our Annual Report on Form 10-K for the year ended December 31, 2025, are available at https://web.viewproxy.com/AIRE/2026.

Accordingly, if you are a stockholder of record, a one-page Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) has been mailed to you on or around September 25, 2026. Stockholders of record may access the proxy materials on the website listed above or request a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability. The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting site. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a timely manner, will save us the cost of printing and mailing documents to you and will conserve natural resources. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it.

If you are a beneficial owner, you will not receive a Notice of Internet Availability directly from us, but your broker, bank or other intermediary will forward you a notice with instructions on accessing our proxy materials and directing that organization how to vote your shares, as well as other options that may be available to you for receiving our proxy materials.

Our board of directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the annual meeting. You will be able to attend the annual meeting online. To participate in the annual meeting, stockholders of record need to first register at https://web.viewproxy.com/AIRE/2026 using their 11-digit control number included on the Notice of Internet Availability, proxy card, or voting instruction form. On the day of the annual meeting, if you have properly registered in accordance with the instructions of the Notice of Internet Availability, you will log into the annual meeting by visiting the link provided after you register and using the password you received via e-mail and follow the instructions to vote your shares. In order to vote during the meeting, keep your 11-digit control number with you. You will also have the opportunity to submit questions during the annual meeting in the questions and chat tab of the virtual meeting platform, or you can submit questions during your registration to attend the annual meeting, which questions would be passed along to us. A technical support email (virtualmeeting@viewproxy.com) is available for stockholders to ask any questions or if you encounter any difficulties accessing the virtual meeting during the meeting.

IMPORTANT NOTICE

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE REQUEST THAT YOU
VOTE BY TELEPHONE, OVER THE INTERNET OR BY MARKING, DATING, AND SIGNING
THE ENCLOSED PROXY CARD AND RETURNING IT AS PROMPTLY AS POSSIBLE IN
THE ENCLOSED ENVELOPE. SIGNING AND RETURNING A PROXY WILL NOT PREVENT YOU FROM VOTING AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY.

EXPLANATORY NOTE

We effected a reverse stock split of our issued and outstanding common stock at a ratio of 1-for-25, effective as of 12:01 a.m., Eastern Time, on April 30, 2026. We have reflected the reverse stock split herein, unless otherwise indicated.

ABOUT THE MEETING: QUESTIONS AND ANSWERS

What am I voting on?

At this year’s annual meeting, you will be asked to vote on:

(1)    the election of five directors to serve on our board of directors until the election and qualification of their successors (“Proposal 1”);

(2)    the ratification of the appointment of GBQ Partners, LLC as our independent registered public accounting firm for the year ending December 31, 2026 (“Proposal 2”);

(3)    an amendment to our second amended and restated certificate of incorporation, as amended (the “certificate of incorporation”), in the form attached to the proxy statement as Annex A, to, at the discretion of our board of directors, effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding shares of common stock, par value $0.001 per share (the “common stock”), at any time prior to the one-year anniversary date of the approval by the stockholders of such proposal, at a ratio, ranging from one-for-two (1:2) to one-for-fifty (1:50), with the exact ratio to be set within that range at the discretion of the board of directors without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal” or “Proposal 3”);

(4)    for purposes of complying with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of shares of common stock in excess of 19.99% of our issued and outstanding common stock immediately prior to the execution of the Prevu Merger Agreement in connection with the Prevu Merger (each as defined below) (the “Prevu Nasdaq 20% Issuance Proposal” or “Proposal 4”);

(5)    for purposes of complying with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of shares of common stock in excess of 19.99% of our issued and outstanding common stock immediately prior to the execution of the A&R Merger Agreement in connection with the InstaMortgage Merger (each as defined below) (the “InstaMortgage Nasdaq 20% Issuance Proposal” or “Proposal 5,” and together with the Prevu Nasdaq 20% Issuance Proposal, the “Nasdaq 20% Issuance Proposals”);

(6)    the proposal to adjourn the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposals or in the absence of a quorum (the “Adjournment Proposal” or “Proposal 6”); and

(7)    conduct any other business properly brought before the meeting.

Who is entitled to vote at the annual meeting, and how many votes do they have?

Stockholders of record at the close of business on September 11, 2026, may vote at the annual meeting. The holders of our shares of common stock are entitled to one vote per share, and the holder of our Series A Preferred Stock is entitled to cast the number of votes equal to the number of shares of common stock into which the shares of Series A Preferred Stock are convertible into. There were 6,006,624 shares of common stock and 256,125 shares of Series A Preferred Stock outstanding on September 11, 2026, and the shares of Series A Preferred Stock are convertible into an aggregate of 10,458 shares of common stock as of such date. Under Nasdaq’s Listing Rules, the stockholders of Prevu, Inc. (“Prevu”) that received shares of common stock as consideration for the Prevu Merger and the stockholders of InstaMortgage Inc. (“InstaMortgage”) that received shares of common stock as consideration for the InstaMortgage Merger may not vote on the Prevu Nasdaq 20% Issuance Proposal and the InstaMortgage Nasdaq 20% Issuance Proposal, respectively.

How can I attend the annual meeting?

To participate in the annual meeting, stockholders of record need to first register at https://web.viewproxy.com/AIRE/2026 using their 11-digit control number included on the Notice of Internet Availability, proxy card, or voting instruction form by no later than 11:59 p.m. Eastern Time on November 4, 2026. On the day of the annual meeting, if you have properly registered in accordance with the instructions of the Notice of Internet Availability, you will log into the annual meeting by visiting the link provided after you register and using the password you received via e-mail and follow the instructions to vote your shares.

How do I vote?

You may vote over the Internet, by telephone, by mail, or at the annual meeting.

Vote by Internet.    You can vote via the Internet at https://web.viewproxy.com/AIRE/2026. You will need to use the 11-digit control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 4, 2026. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Vote by Telephone.    You can vote by telephone by calling the toll-free telephone number 1-866-804-9616. You will need to use the 11-digit control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on November 4, 2026. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Vote by Mail.    If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to reAlpha Tech Corp., c/o Alliance Advisors LLC, P.O. Box 2400, Pittsburgh, PA 15230. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the annual meeting.

Vote at the Meeting.    You may vote during the annual meeting by visiting www.AALvote.com/AIRE, which link will also be made available to you during the annual meeting in the questions and chat tab of the virtual meeting platform. You will need the 11-digit control number included on your Notice of Internet Availability, proxy card, or voting instruction form. If you previously voted via the Internet or by telephone or mail, you will not limit your right to vote online at the annual meeting.

If you vote by Internet, telephone or mail, you will be designating Michael J. Logozzo, our Chief Executive Officer, Interim Chief Operating Officer and a member of our board of directors, and/or Thomas J. Kutzman Jr., our Chief Financial Officer, as your proxy(ies). They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy.

Submitting a proxy will not affect your right to attend the annual meeting and vote electronically.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions it provides.

Can I receive future materials via the Internet?

If you vote by Internet, simply follow the prompts for enrolling in electronic proxy delivery service. This will reduce our printing and postage costs in the future, as well as the number of paper documents you will receive.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed above, you will be appointing Michael J. Logozzo, our Chief Executive Officer, Interim Chief Operating Officer and a member of our board of directors, and/or Thomas J. Kutzman Jr., our Chief Financial Officer, as your proxies. They may act together or individually to vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the annual meeting, please vote by proxy so that your shares of common stock or Series A Preferred Stock, as applicable, may be counted.

What are the recommendations of the board of directors?

The recommendations of our board of directors are set forth together with the description of each proposal in this proxy statement. In summary, the board of directors recommends a vote:

•        Proposal 1 — “FOR” each director nominee;

•        Proposal 2 — “FOR” the ratification of the appointment of GBQ Partners, LLC as our independent registered public accounting firm for the year ending December 31, 2026;

•        Proposal 3 — “FOR” the Reverse Stock Split Proposal;

•        Proposal 4 — “FOR” the Prevu Nasdaq 20% Issuance Proposal;

•        Proposal 5 — “FOR” the InstaMortgage Nasdaq 20% Issuance Proposal; and

•        Proposal 6 — “FOR” the Adjournment Proposal.

With respect to any other matter that properly comes before the annual meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors.

How will my proxy vote my shares?

If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote:

(1)    “FOR” each director nominee (see Proposal 1);

(2)    “FOR” the ratification of the appointment of GBQ Partners, LLC as our independent registered public accounting firm for the year ending December 31, 2026 (see Proposal 2);

(3)    “FOR” the approval of the Reverse Stock Split Proposal (see Proposal 3);

(4)    “FOR” the approval of the Prevu Nasdaq 20% Issuance Proposal (see Proposal 4);

(5)    “FOR” the approval of the InstaMortgage Nasdaq 20% Issuance Proposal (see Proposal 5); and

(6)    “FOR” the approval of the Adjournment Proposal (see Proposal 6).

We do not intend to bring any other matter for a vote at the annual meeting, and we do not know of anyone else who intends to do so, however, we will transact any such other business as may properly come before the annual meeting or any adjournments thereof. Your proxies are authorized to vote on your behalf, using their best judgment, on any other business that properly comes before the annual meeting.

If your shares are held in the name of a bank, broker or other nominee (a “Nominee”), you will receive separate voting instructions from your Nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your Nominee. Please check with your Nominee and follow the voting instructions your Nominee provides.

You should instruct your Nominee how to vote your shares. If you do not give voting instructions to the Nominee, the Nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable regulations, brokers and other intermediaries have the discretion to vote on routine matters, such as the ratification of the selection of an independent registered public accounting firm, but do not have discretion to vote on non-routine matters. Under applicable regulations, the uncontested election of directors is no longer considered a routine matter. As a result, if you are a beneficial owner and hold your shares in street name, but do not give your Nominee instructions on how to vote your shares with respect to Proposal 1, Proposal 4, Proposal 5 or Proposal 6, votes may not be cast on your behalf. Therefore, if you do not provide voting instructions to the Nominee, your Nominee may only vote in any other routine matters properly presented for a vote at the annual meeting, such as Proposal 2 and Proposal 3. If your Nominee indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be “broker non-votes” with regard to that matter. Broker non-votes will be counted as present for purposes of determining whether enough votes are present to hold our annual meeting, but a broker non-vote will not otherwise affect the outcome of a vote.

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the annual meeting by:

•        notifying the Secretary of the Company by e-mail to proxy@realpha.com that you are revoking your proxy;

•        submitting a proxy at a later date via the Internet or telephone or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the annual meeting, in which case your later-submitted proxy will be recorded, and your earlier proxy revoked; or

•        attending (virtually) and voting at the annual meeting.

If your shares are held in the name of a Nominee, you should check with your Nominee and follow the voting instructions provided by your Nominee.

Who will count the votes?

A representative of Alliance Advisors LLC will tabulate the votes and act as the inspector of election.

What constitutes a quorum?

The holders representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the annual meeting, either present or represented by proxy, shall constitute a quorum. A quorum is necessary in order to conduct the annual meeting. If you choose to have your shares represented by proxy at the annual meeting, you will be considered part of the quorum. Both abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum. If a quorum is not present at the annual meeting, the annual meeting’s chairman may adjourn the meeting in accordance to Article II, Subsection 2.6 of our second amended and restated bylaws (the “bylaws”). If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What vote is required to approve each proposal?

Election of Directors.    For Proposal 1, the election of directors, the nominees will be elected by a plurality of the votes of the shares of common stock and Series A Preferred Stock present in person or represented by proxy and entitled to vote at the annual meeting. A plurality of the votes mean that the directors who receive the most votes in an election, though not necessarily a majority, will be elected. You may choose to vote, or withhold your vote, separately for each nominee. A properly executed proxy with voting instructions marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

Ratification of the Appointment of GBQ Partners, LLC as the Company’s Independent Registered Public Accounting Firm.    The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting will be required for approval of Proposal 2, on an advisory basis. Abstentions are not votes cast and will have no effect on the outcome of this vote. Although ratification of the audit committee of the board of directors (the “audit committee”) appointment of GBQ Partners, LLC is not required, the audit committee will consider the outcome of this vote when making future decisions regarding the appointment of an independent registered public accounting firm.

Approval of the Reverse Stock Split Proposal.    The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting will be required for approval of Proposal 3. Abstentions are not votes cast and will have no effect on the outcome of this vote.

Approval of the Prevu Nasdaq 20% Issuance Proposal.    The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting, excluding the stockholders of Prevu that received shares of our common stock in connection with the consummation of the Prevu Merger, will be required for approval of Proposal 4. Abstentions are not votes cast and will have no effect on the outcome of this vote.

Approval of the InstaMortgage Nasdaq 20% Issuance Proposal.    The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting, excluding the stockholders of InstaMortgage that received shares of our common stock in connection with consummation of the InstaMortgage Merger, will be required for approval of Proposal 5. Abstentions are not votes cast and will have no effect on the outcome of this vote.

Approval of the Adjournment Proposal.    The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting will be required for approval of Proposal 6. Abstentions are not votes cast and will have no effect on the outcome of this vote.

Other Proposals.    So long as a quorum is present, in order to approve any other proposal that might properly come before the annual meeting, the affirmative votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting must exceed the votes cast against the proposal by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting, except when a different vote is required by law or by our certificate of incorporation.

Broker non-votes and abstentions by stockholders from voting (including brokers holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. However, with respect to Proposal 1, broker non-votes and withheld votes will have no effect and abstentions are not applicable. With respect to Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6, because broker non-votes and abstentions are not votes cast affirmatively or negatively, they will have no effect on the approval of such proposal.

What percentage of the Company’s common stock and Series A Preferred Stock do our directors and officers own?

As of September 11, 2026, our current directors and executive officers beneficially owned approximately 21.51% of our common stock outstanding and none of the Series A Preferred Stock outstanding. See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” on page 46 for more details.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

We, on behalf of our board of directors, through our directors, officers, and employees, are soliciting proxies primarily by mail and the Internet. Proxies may also be solicited in person, by telephone, or by electronic communication. We will pay the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock and Series A Preferred Stock.

We do not plan to employ a professional solicitation firm with respect to proposals to be presented at the annual meeting. However, if, for example, we do not believe we will meet the quorum requirements set forth in our bylaws, we may retain a proxy solicitation firm to solicit proxies. If we do so, we will pay a fee for those services and will reimburse the proxy solicitation firm for payments made to brokers and other nominee holders for their expenses in forwarding soliciting material. We may also agree that the proxy solicitation firm’s fees may increase if certain changes in the scope of its services occur.

Who is the independent registered public accounting firm, and will they be represented at the annual meeting?

GBQ Partners, LLC served as the independent registered public accounting firm auditing and reporting on our consolidated financial statements for the year ended December 31, 2025, and has been selected to serve as our independent registered public accounting firm for the year ending December 31, 2026. We expect that representatives of GBQ Partners, LLC will be present at the annual meeting.

GOVERNANCE OF THE COMPANY

The following table sets forth the names and ages of the directors and executive officers serving as of the date hereof. Our officers may be appointed by the board of directors, Chief Executive Officer or President.

Name	Age	Position
Executive Officers
Michael J. Logozzo	54	Chief Executive Officer, Interim Chief Operating Officer and Director
Thomas J. Kutzman Jr.	43	Chief Financial Officer
Giri Devanur	57	Executive Chairman

Board of Directors
Dimitrios Angelis(1)(2)(3)	56	Independent Director
Prabhu Antony(1)(2)(3)	48	Independent Director
Balaji Swaminathan(1)(2)(3)	61	Independent Director
Giri Devanur	57	Executive Chairman
Michael J. Logozzo	54	Chief Executive Officer, Interim Chief Operating Officer and Director

____________

(1)      Member of the audit committee of the board of directors.

(2)      Member of the compensation committee of the board of directors.

(3)      Member of the nominating and governance committee of the board of directors.

Our business, property and affairs are managed by, or under the direction of, our board of directors, in accordance with the General Corporation Law of the State of Delaware (“DGCL”) and our bylaws. Members of the board of directors are kept informed of our business through discussions with the Chief Executive Officer, Chief Financial Officer and other key members of management, by reviewing materials provided to them by management, and by participating in meetings of the board of directors and its committees.

Stockholders may communicate with the members of the board of directors, either individually or collectively, or with any independent directors, individually or as a group, by writing to the board of directors at 6515 Longshore Loop, Suite 100, Dublin, OH 43017. These communications will be reviewed by the Company’s Corporate Secretary who, depending on the subject matter, will (i) forward the communication to the director or directors to whom it is addressed or who is responsible for the topic matter, (ii) attempt to address the inquiry directly (for example, where it is a request for publicly available information or a stock related matter that does not require the attention of a director), or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each meeting of the nominating and governance committee of the board of directors (the “governance committee”), the Company’s Corporate Secretary presents a summary of communications received, if any, and will make those communications available to any director upon request.

Executive Officers

Michael J. Logozzo has served as our Chief Executive Officer and Interim Chief Operating Officer since June 3, 2025, and as a member of the board of directors since February 24, 2026. Mr. Logozzo also served as our President and Chief Operating Officer from February 1, 2024 until June 3, 2025. Prior to that, Mr. Logozzo served as our Chief Financial Officer from inception until February 1, 2024. Mr. Logozzo also worked at the Company’s former parent company, reAlpha Tech Corp., from February 2021 till January 2022. Prior to his role at the Company, Mr. Logozzo was managing director for the Americas of L Marks, covering the U.S., Canada, and Latin America from May 2019 to March 2021. Prior to his employment with L Marks, he worked at BMW financial services (a $32 billion portfolio with 1.2 million customers) from 2001 to 2019 in multiple roles, including IT manager starting in February 2001, then process and quality manager, strategy manager, special project manager and general manager of financial services and operations in the Americas from May 2011 to April 2019. During his 18-year tenure, Mr. Logozzo was responsible for finance operations, innovation, and best practices integration at the automotive company’s Americas Regional Services Center in Columbus, Ohio and the headquarters in Munich, Germany. Mr. Logozzo holds a Management Information Systems Bachelor of Science (B.S.) from Youngstown State University, and a Business Administration, Management and Operations Master of Business Administration (MBA) from Franklin University.

Thomas J. Kutzman Jr. has served as our Chief Financial Officer since February 25, 2026. Prior to his appointment as Chief Financial Officer, Mr. Kutzman served as Chief Executive Officer of reAlpha Realty following the Company’s acquisition of Prevu, the company Mr. Kutzman co-founded. Mr. Kutzman served as Chief Executive Officer of Prevu from September 2025 to November 2025, and as Co-Chief Executive Officer of Prevu from August 2015 to August 2025. Mr. Kutzman also served as a member of Prevu’s board of directors from August 2015 through its acquisition by the Company. Prior to co-founding Prevu, Mr. Kutzman held investment and trading roles in the United States and Europe at Jabre Capital Partners, Citi, JP Morgan and S.A.C. Capital Advisors. Mr. Kutzman holds a Bachelor of Science in Finance and Accounting from the NYU Stern School of Business.

Giri Devanur is the Executive Chairman of the board of directors. Mr. Devanur became a member of our board of directors in April 2021 and its Chairman in April 2023. He served as our Chief Executive Officer from April 11, 2023, until June 3, 2025, when he transitioned to the role of Executive Chairman of the board of directors. He is a serial business entrepreneur and an experienced chief executive officer who has been involved in capital planning and investor presentations as an executive officer for various companies. He has more than 25 years of experience in the information technology industry. In October 2020, Mr. Devanur began designing the early AI systems for the “reAlpha” concept and formed reAlpha Tech Corp. (our former parent company) in April 2021, when he became the Company’s chief executive officer and president. Prior to Mr. Devanur’s involvement with the Company, he co-founded Taazu, Inc. in March 2018, an artificial-intelligence business travel assistant company, which was subsequently sold in March 2021, and in December 2019, Mr. Devanur also co-founded GenDeep, Inc., an investment analysis company, which was eventually dissolved in October 2020 due to COVID-19. Additionally, Mr. Devanur has served as the Chief Executive Officer and a director of BHAV Acquisition Corp. (Nasdaq: BHAV, BHAVU and BHAVR), a special purpose acquisition corporation, and as Managing Member of BHAV Partners LLC, the sponsor of BHAV Acquisition Corp., each since September 2025. From October 2025 through December 2025, Mr. Devanur served as a member of the board of directors of Virtuix Holdings Inc., a developer of full-body virtual-reality gaming systems. Mr. Devanur has also served as a member of the board of directors of Coffee Day Enterprises Ltd., a public company listed on the National Stock Exchange of India from December 2020 to October 2024. Mr. Devanur has a master’s degree in Technology Management from Columbia University and a bachelor’s degree in computer engineering from the University of Mysore, India. He has attended Executive Education programs at the Massachusetts Institute of Technology and Harvard Law School. The board of directors believes that Mr. Devanur’s decades-long experience in the information technology industry and in positions of leadership in other companies will enable him to bring a wealth of strategic and business acumen to the board of directors.

Composition of Our Board of Directors

Our board of directors consists of five members, each of whom serves as a director pursuant to the board composition provisions of our certificate of incorporation and bylaws.

Board of Directors and Committees

The board of directors has three standing committees, the audit committee, the compensation committee and the governance committee (collectively, the “board committees”). All members of the board committees are non-employee directors who are deemed independent. During the year ended December 31, 2025, the board of directors held 7 meetings, the audit committee held 5 meetings, the compensation committee held 4 meetings, and the governance committee held 0 meetings. Each of our directors attended at least 75% of the meetings held by the board of directors and the board committees of which he or she is a member. We do not have a policy with regard to board of directors’ attendance at our annual meeting of stockholders. None of our directors or executive officers were selected as a result of an arrangement or understanding between him/her and any other person.

Policy with Regard to Director Nominations

Stockholder proposals with regard to director nominations are submitted to and reviewed by our Secretary for compliance with the requirements for such proposals, which are set forth in our bylaws and nominating committee charter. Stockholder proposals that meet these requirements will be circulated to the governance committee. The governance committee is responsible for evaluating potential director candidates recommended by stockholders. If a director candidate is recommended by a stockholder, the governance committee expects to evaluate such candidate in the same manner it evaluates director candidates it identifies, so long as the recommendation is submitted in accordance with our bylaws and any other applicable requirements under the Exchange Act. A summary of the requirements for stockholder nominations is below under “Requirements for Advance Notification of Nominations and Stockholder Proposals.”

Director Independence

Our common stock is listed on Nasdaq under the symbol “AIRE”. The listing rules of Nasdaq generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that each member of a listed company’s audit, compensation, and governance committees be independent.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that, except with respect to Giri Devanur and Michael J. Logozzo, none of our directors have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq and Rule 10A-3 and Rule 10C-1 under the Exchange Act. Giri Devanur and Michael J. Logozzo are not independent under Nasdaq’s independence standards.

Audit Committee

Balaji Swaminathan, Prabhu Antony and Dimitrios Angelis serve as members of our audit committee. Under the national exchange listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Messrs. Swaminathan, Antony and Angelis meet the independent director standard under national exchange listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Mr. Swaminathan serves as chairman of our audit committee. Each member of the audit committee is financially literate and our board of directors has determined that Balaji Swaminathan qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Our audit committee charter, which details the purpose and principal functions of the audit committee, includes responsibilities such as to:

•        appoint, compensate, and oversee the work of any registered public accounting firm employed by us;

•        resolve any disagreements between management and the auditor regarding financial reporting;

•        pre-approve all auditing and non-audit services;

•        retain independent counsel, accountants, or others to advise the audit committee or assist in the conduct of an investigation;

•        seek any information it requires from employees, all of whom are directed to cooperate with the audit committee’s requests-or external parties;

•        oversee and report to the board of directors regarding the Company’s major financial risk exposures, as well as areas including cybersecurity, information technology and data security risks;

•        meet with our officers, external auditors, or outside counsel, as necessary; and

•        oversee that management has established and maintained processes to assure our compliance with all applicable laws, regulations and corporate policy.

Compensation Committee

Balaji Swaminathan, Prabhu Antony and Dimitrios Angelis serve as members of our compensation committee (the “compensation committee”). Under the national exchange listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Mr. Angelis serves as the chairman of our compensation committee. Each of Messrs. Swaminathan, Antony and Angelis meet the independent director standard under national exchange listing standards applicable to members of the compensation committee.

Our compensation committee charter, which details the purpose and principal functions of the compensation committee, includes responsibilities such as to:

•        discharge the responsibilities relating to certain disclosures in public filings of the Company, including, but not limited to, in the Company’s proxy statement, and periodic reports, such as the Annual Report on Form 10-K and Quarterly Report on Form 10-Q;

•        discharge the responsibilities of the board of directors relating to compensation of our directors, executive officers and other key employees;

•        review and make recommendations to the board of directors in establishing appropriate incentive compensation and equity-based plans;

•        oversee the annual process of evaluation of the performance of our management; and

•        perform such other duties and responsibilities as enumerated in and consistent with the compensation committee’s charter.

The compensation committee charter permits the committee to retain or receive advice from a compensation consultant and outlines certain requirements to ensure the consultants independence or certain circumstances under which the consultant need not be independent. We have not retained such a consultant.

Nominating and Governance Committee

Balaji Swaminathan, Prabhu Antony and Dimitrios Angelis serve as members of our governance committee. The governance committee is composed entirely of independent directors. Mr. Angelis serves as the chairman of our governance committee.

Our governance committee charter, which details the purpose and principal functions of the governance committee, includes responsibilities such as to:

•        assist the board of directors by identifying qualified candidates for director nominees, including through search firms to assist in identifying qualified director nominees, and to recommend to the board of directors the director nominees for the next annual meeting of stockholders;

•        establish procedures to be followed by stockholders in submitting recommendations for director candidates to the governance committee;

•        lead the board of directors and board of directors committees in their annual review of their performance;

•        recommend to the board director nominees for each committee of the board of directors; and

•        develop and recommend to the board of directors corporate governance guidelines applicable to us.

Risk Oversight

Our audit committee is responsible for overseeing our risk management process. Our audit committee focuses on our general risk management policies and strategy, the most significant risks facing us, including risks associated with our audit, financial reporting, internal control, disclosure control, regulatory compliance and cybersecurity matters, and oversees the implementation of risk mitigation strategies by management. Our board of directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.

Director Qualifications and Diversity

Our board of directors seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the board of director’s deliberations and decisions. Our board of directors is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in the real estate, technology and finance industries, and with real estate, finance and accounting, and entrepreneurship skills.

There is no difference in the manner in which the board of directors evaluates nominees for directors based on whether the nominee is recommended by a stockholder. In evaluating nominations, the board of directors also looks for depth and breadth of experience within our industry and otherwise, outside time commitments, special areas of expertise, accounting and finance knowledge, business judgment, leadership ability, experience in developing and assessing business strategies, corporate governance expertise, and for incumbent members of the board of directors, the past performance of the incumbent director.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee was at any time during 2025 an officer or employee of the Company. None of our executive officers serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Code of Business Conduct and Ethics

Our board of directors adopted a code of business conduct and ethics, or the “Code of Conduct,” applicable to all directors, executive officers and employees. The Code of Conduct is available on the “Investor Relations” portion of our website at www.realpha.com. The governance committee is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers and directors. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq’s listing standards concerning any amendments to, or waivers of, any provision of the Code of Conduct.

Insider Trading Policy

We maintain an insider trading policy that governs the purchase, sale and/or other dispositions of our securities by our directors, officers and employees, which we believe is reasonably designed to promote compliance with insider trading laws, rules, regulations and any applicable listing standards. Our insider trading policy prohibits all officers, directors and employees from engaging in insider trading, and establishes procedures for those covered under the policy to both report violations and pre-clearance procedures that employees must go through in order to clear any transactions involving our securities. Clearance of a transaction is valid only for a 48-hours period, and if such transaction is not placed in such 48-hour period, clearance of the transaction must be re-requested. Our insider trading policy also establishes certain trading windows and black-out periods, to facilitate compliance with such insider trading policy. Additionally, mandatory pre-clearance is required from all our executive officers and directors, even during trading windows.

Clawback Policy

We have adopted a compensation recovery policy designed to comply with the mandatory compensation “clawback” requirements under Nasdaq rules (the “Clawback Policy”). Under the Clawback Policy, in the event of certain accounting restatements, we will be required to recover erroneously received incentive-based compensation from our executive officers representing the excess of the amount actually received over the amount that would have been received had the financial statements been correct in the first instance. The compensation committee has discretion to make certain exceptions to the clawback requirements (when permitted by Nasdaq rules) and ultimately determine whether any adjustment will be made under the Clawback Policy.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Involvement in Certain Legal Proceedings

With the exception of Mr. Devanur, as described below, none of our directors or executive officers has, during the past ten years:

•        been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•        had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•        been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•        been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•        been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•        been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

India Proceeding Involving Giri Devanur

In 2006, Mr. Devanur became the CEO of an India-based company named Gandhi City Research Park, Private Limited (“Gandhi City Research Park”). Gandhi City Research Park was liquidated as a result of the Lehman Brothers collapse in 2009. In 2010, an investor in Gandhi City Research Park filed a fraud complaint with the Cubbon Park Police Station in Bengaluru, India, against, among others, Mr. Devanur. In 2014, the Cubbon Park Police dismissed all claims. Subsequently, in 2015 the investor appealed the Cubbon Park Police’s decision before the Lower Court. In November 2018, the Lower Court issued a criminal summons against, among others, Mr. Devanur. Mr. Devanur petitioned the High Court to quash the summons. By order dated March 27, 2023, the High Court granted Mr. Devanur’s petition and ordered the Lower Court to reconsider the investor’s appeal. On August 3, 2023, the Lower Court decided to uphold the Cubbon Park Police’s decision and close the criminal case against Mr. Devanur. On December 4, 2023, Mr. Devanur received a petition to challenge the Lower Court’s order to uphold the Cubbon Park Police’s decision and close Mr. Devanur’s criminal case. Mr. Devanur is vigorously contesting this petition.

Securities and Exchange Board of India Adjudication Order

On March 3, 2026, the Securities and Exchange Board of India (“SEBI”) issued an adjudication order (Adjudication Order No. ORDER/AK/RK/2025-26/32161-32170) in connection with financial reporting practices of Coffee Day Enterprises Limited (“Coffee Day”), a company listed on the Bombay Stock Exchange and the National Stock Exchange of India Limited, relating to the accounting treatment of interest on borrowings under applicable SEBI rules and regulations for certain prior financial periods of Coffee Day, including for the fiscal year periods of 2019-2020 to 2023-2024 and financial results for the fiscal year period of 2019-2020 to 2024-2025. The order by SEBI imposed a monetary penalty on certain independent directors and executives of Coffee Day, including a monetary penalty of 300,000 Indian rupees (approximately $3,260) on Giri Devanur, who served on Coffee Day’s board of directors from December 2020 until October 2024, in connection with his oversight responsibilities during the relevant periods. This matter related to certain accounting treatment and disclosure interpretations at Coffee Day and did not involve allegations of personal misconduct. The monetary penalty has been addressed in accordance with applicable procedures.

Emerging Growth Company and Smaller Reporting Company Status

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements, including reduced disclosure about our executive compensation arrangements. For so long as we remain an emerging growth company, we will not be required to submit certain executive compensation matters to our stockholders for advisory votes, such as “say on pay” and “say on frequency” votes, as well as include the pay versus performance disclosures in a proxy statement. We will remain an emerging growth company until the earlier of: (1) (a) the last day of the fiscal year ending after the fifth anniversary of our initial public offering, (b) the last day of the fiscal year in which we have total annual gross revenue of at least $1.235 billion, or (c) the last day of the fiscal year in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30; and (2) the date on which we have issued more than $1 billion in non-convertible debt during the prior three-year period.

We are also a “smaller reporting company” as defined in the Exchange Act. We may continue to be a smaller reporting company even after we are no longer an emerging growth company. We may take advantage of certain of the scaled disclosures available to smaller reporting companies and will be able to take advantage of these scaled disclosures for so long as the market value of our voting and non-voting common stock held by non-affiliates is less than $250 million measured on the last business day of our second fiscal quarter, or our annual revenue is less than $100 million during the most recently completed fiscal year and the market value of our voting and non-voting common stock held by non-affiliates is less than $700 million measured on the last business day of our second fiscal quarter.

EXECUTIVE COMPENSATION

Named Executive Officers

Our named executive officers and their respective positions for the year ended December 31, 2025, were:

•        Giri Devanur, current Executive Chairman of the board of directors and former Chief Executive Officer;

•        Michael J. Logozzo, current Chief Executive Officer and Interim Chief Operating Officer, former President, Chief Operating Officer and Interim Chief Financial Officer; and

•        Piyush Phadke, former Chief Financial Officer.

Summary Compensation Table

The compensation of our named executive officers has been paid by the Company as detailed in the table below. The following table contains information about the compensation paid to or earned by each of our named executive officers and their respective positions with the Company for the years ended December 31, 2025 and 2024. Thomas J. Kutzman Jr., our current Chief Financial Officer, is not included as he was appointed effective as of February 25, 2026, succeeding Piyush Phadke, who served as our Chief Financial Officer from January 30, 2025, until such date.

Name and Principal Position	Year Ended	Salary ($)		Bonus ($)(1)	Stock Awards ($)(2)(3)	All Other Compensation ($)		Total Compensation ($)
Giri Devanur	December 31, 2025	250,000	(4)	83,375	317,129	18,750	(5)	669,254
Executive Chairman (former Chief Executive Officer)	December 31, 2024	250,000		—	—	25,000	(5)	275,000

Michael J. Logozzo	December 31, 2025	263,288	(6)	88,857	298,387	—		650,532
Chief Executive Officer and Interim Chief Operating Officer (former President and Chief Operating Officer)	December 31, 2024	250,000		—	—	—		250,000

Piyush Phadke	December 31, 2025	235,417	(7)	—	302,474	—		537,891
Former Chief Financial Officer(8)	December 31, 2024	—	(7)	—	—	—		—

____________

(1)      The amounts in this column have been rounded to the nearest dollar.

(2)      The amounts in this column represent the aggregate grant date fair value of restricted stock unit awards granted during the applicable fiscal year, computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation (“ASC 718”), disregarding the effect of estimated forfeitures. For information regarding the assumptions used in calculating these amounts, see “Note 2 — Summary of Significant Accounting Policies” and “Note 14 — Stockholders’ Equity” to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 12, 2026. These amounts do not reflect the actual economic value that may be realized by the named executive officers upon vesting of such awards.

(3)      Represents restricted stock unit awards earned for services rendered to the Company during the fiscal year ended December 31, 2025, and restricted stock unit awards earned pursuant to the terms and conditions of the 2025 Short-Term Incentive Plan (the “STIP”) based on the achievement of certain performance criteria established by the compensation committee, as adjusted from time to time, in each case issued pursuant to the 2022 Equity Incentive Plan (as amended from time to time, the “2022 Plan”) and as approved by the compensation committee. See “Restricted Stock Unit Awards” and “2025 Short Term Incentive Plan” below for more information.

(4)      On June 3, 2025, Mr. Devanur transitioned from the role of Chief Executive Officer of the Company and Chairman of the board of directors into the role of Executive Chairman of the board of directors, which did not affect his compensation. The amount shown in the “Salary” column reflects the total salary earned by Mr. Devanur during the fiscal year ended December 31, 2025, in his role as Chief Executive Officer and Executive Chairman of the board of directors.

(5)      “All other compensation” for Mr. Devanur is his compensation for services as a member of our board of directors for the years ended December 31, 2024 and December 31, 2025.

(6)      On June 3, 2025, Mr. Logozzo was appointed to the role of Chief Executive Officer of the Company. There were no changes to Mr. Logozzo’s compensation in connection with this appointment. Effective September 25, 2025, the compensation committee approved an increase in Mr. Logozzo’s base salary from $250,000 to $300,000. The amount shown in the “Salary” column reflects the total salary earned by Mr. Logozzo during the fiscal year ended December 31, 2025, at both salary rates.

(7)      Mr. Phadke joined the Company on January 30, 2025, and therefore did not receive compensation from the Company in 2024. Effective September 25, 2025, the compensation committee approved an increase in Mr. Phadke’s base salary from $250,000 to $275,000. The amount shown in the “Salary” column reflects the total salary earned by Mr. Phadke during the fiscal year ended December 31, 2025, at both salary rates and pro-rated from his starting date.

(8)      On February 25, 2026, we terminated the employment of Mr. Phadke as our Chief Financial Officer, effective immediately. In connection with his termination, we entered into a separation agreement with Mr. Phadke, dated March 16, 2026. See “Employment Agreements with Executive Officers — Employment Agreement with Piyush Phadke” below for a description of the terms of such separation agreement.

Employment Agreements with Executive Officers

Employment Agreement with Giri Devanur

The Company entered into an employment agreement with Giri Devanur on September 1, 2021. Pursuant to Mr. Devanur’s employment agreement, he will serve as the Company’s Chief Executive Officer until his agreement is terminated by either Mr. Devanur or the Company.

By letter agreement, dated April 11, 2023, the Company entered into an updated employment agreement with Mr. Devanur, which provides for a base salary of $150,000. Mr. Devanur’s base salary was subsequently adjusted by the compensation committee on February 1, 2024, to $250,000, retroactive to January 1, 2024, pursuant to the terms of his employment agreement, which provides that his base salary would be adjusted following a successful public offering resulting in gross proceeds to the Company of $8,000,000 or more, subject to the compensation committee’s approval.

Moreover, pursuant to an amendment to his employment agreement dated February 1, 2024, Mr. Devanur is entitled to additional compensation in the form of a discretionary bonuses of up to 66.7% of his then base salary based on the achievement of certain performance targets to be established by the compensation committee, which will be payable no later than two and a half months after the fiscal year to which these performance targets relate to, and certain benefits such as unlimited vacation, health insurance and others. Mr. Devanur has not received any such discretionary bonuses to date. Pursuant to the February 1, 2024, amendment to his employment agreement, Mr. Devanur is also eligible to participate in the 2022 Plan and may receive equity awards pursuant to the 2022 Plan, which awards would be subject to certain performance criteria and metrics established by the compensation committee, including satisfying financial, operational and other metrics.

The Company further amended Mr. Devanur’s employment agreement pursuant to an amendment dated June 3, 2025, to reflect his position as Executive Chairman of the board of directors. There were no changes to Mr. Devanur’s compensation as a result of the amendment.

Mr. Devanur or the Company may terminate the updated employment agreement at any time upon written notice to the other party. Mr. Devanur’s employment agreement has a confidentiality provision and a non-compete for a period of two (2) years following the termination of his employment.

Employment Agreement with Michael J. Logozzo

The Company entered into an employment agreement with Michael J. Logozzo on February 21, 2021. Pursuant to Mr. Logozzo’s employment agreement, he would serve as the Company’s Chief Financial Officer until his agreement is terminated by either Mr. Logozzo or the Company.

By letter agreement, dated April 11, 2023, the Company entered into an updated employment agreement with Mr. Logozzo, which provides for a base salary of $140,000. Mr. Logozzo’s base salary was subsequently adjusted by the compensation committee on February 1, 2024, to $250,000, retroactive to January 1, 2024, pursuant to the terms of his employment agreement, which provides that his base salary would be adjusted following a successful public offering resulting in gross proceeds to the Company of $8,000,000 or more, subject to the compensation committee’s approval.

Moreover, pursuant to an amendment to his employment agreement dated February 1, 2024, Mr. Logozzo is entitled to additional compensation in the form of a discretionary bonuses of up to 66.7% of his then base salary based on the achievement of certain performance targets to be established by the compensation committee, which will be payable no later than two and a half months after the fiscal year to which these performance targets relate to, and certain benefits such as unlimited vacation, health insurance and others. Pursuant to the February 1, 2024, amendment to his employment agreement, Mr. Logozzo is also eligible to participate in the 2022 Plan and may receive equity awards pursuant to the 2022 Plan, which awards are subject to certain performance criteria and metrics that will be established by the compensation committee, including satisfying financial, operational and other metrics. The Company further amended Mr. Logozzo’s employment agreement pursuant to an amendment dated June 3, 2025, to reflect his position as Chief Executive Officer. There were no changes to Mr. Logozzo’s compensation as a result of the amendment.

Mr. Logozzo’s employment agreement was then amended and restated in its entirety on September 25, 2025, following the compensation committee’s approval of certain salary increases at the Company. Pursuant to this amended and restated agreement, Mr. Logozzo’s annual base salary was increased to $300,000 and Mr. Logozzo remained eligible to receive a discretionary bonus of up to 66.7% of his base salary and equity awards pursuant to the terms of the 2022 Plan. Mr. Logozzo has not received any such discretionary bonuses to date. Mr. Logozzo’s compensation will be reviewed annually by the compensation committee and may be increased by the compensation committee at any time for any reason.

Mr. Logozzo or the Company may terminate the updated employment agreement at any time upon written notice to the other party. Mr. Logozzo’s employment agreement has a confidentiality provision and a non-compete for a period of two (2) years following the termination of his employment.

Employment Agreement with Thomas J. Kutzman Jr.

In connection with his appointment, the Company entered into an employment agreement with Mr. Kutzman, dated February 24, 2026, which sets forth the terms of Mr. Kutzman’s services as Chief Financial Officer and his compensation arrangement, effective as of February 25, 2026. Pursuant to his employment agreement, Mr. Kutzman will receive (i) an annual base salary of $275,000, which will be reviewed annually by the compensation committee and may be increased by the compensation committee at any time for any reason, (ii) an annual cash incentive bonus in an amount equal to 66.7% of his then base salary based on the achievement of certain performance targets to be established by the compensation committee, which bonus will be payable no later than two and a half months after the fiscal year to which the performance targets relate to, and (iii) certain other benefits such as unlimited vacation, health insurance and others. Mr. Kutzman is also eligible to participate in the 2022 Plan and may receive equity awards pursuant to the 2022 Plan, which equity awards may be subject to certain performance criteria and metrics that will be established by the compensation committee at such time, including financial, operational and other metrics. Mr. Kutzman or the Company may terminate his employment agreement at any time upon written notice to the other party, and it contains customary confidentiality provisions, intellectual property assignment provisions and a non-compete for a period of one year following the termination of his employment. Following his appointment, Mr. Kutzman also entered into the Company’s standard form of indemnification agreement.

Employment Agreement with Piyush Phadke

The Company entered into an employment offer letter with Mr. Phadke effective as of January 30, 2025, which provided for a base salary of $250,000. Pursuant to his employment offer letter, Mr. Phadke served as the Company’s Chief Financial Officer until his termination, which was effective as of February 25, 2026.

Mr. Phadke’s employment offer letter was amended and restated in its entirety on September 25, 2025, following the compensation committee’s approval of certain salary increases at the Company. Pursuant to this amended and restated agreement, Mr. Phadke’s position was not changed, and he was entitled to receive (i) an annual base salary of $275,000, (ii) an annual cash incentive bonus in an amount equal to 66.7% of his then base salary based on the achievement of certain performance targets to be established by the compensation committee, which bonus will be payable no later than two and a half months after the fiscal year to which the performance targets relate to, and (iii) certain other benefits such as unlimited vacation, health insurance and others. Mr. Phadke did not receive any such bonuses prior to his termination. Mr. Phadke was also eligible to receive equity awards pursuant to the 2022 Plan, which equity awards may be subject to certain performance criteria and metrics that will be established by the compensation committee at such time, including financial, operational and other metrics. Mr. Phadke’s compensation was to be reviewed annually by the compensation committee and may be increased by the compensation committee at any time for any reason.

In connection with his termination, the Company and Mr. Phadke entered into a separation agreement, dated March 16, 2026, which contained a general release of all claims and customary confidentiality and non-disparagement provisions, and provided for (i) a severance cash payment in an amount equal to two months of Mr. Phadke’s base salary, representing $45,833.32, subject to applicable payroll deductions, payable in accordance with the Company’s regular payroll cycle over a two-month period commencing on March 31, 2026, and (ii) acceleration of the vesting of 82,539 restricted stock units previously granted to Mr. Phadke on April 30, 2025 under the 2022 Plan, which were otherwise scheduled to vest on April 30, 2026. In settlement of the accelerated restricted stock units, the Company agreed to issue to Mr. Phadke 82,539 shares of common stock, registered under the Company’s effective Registration Statement on Form S-8 within sixty (60) calendar days following the date on which Mr. Phadke’s release of claims became effective and irrevocable in accordance with the terms of the separation agreement. All restricted stock unit awards and other equity awards held by Mr. Phadke that remained unvested as of his separation date were forfeited and cancelled as of such date.

Equity Compensation

Our executive officers also receive supplemental compensation in the form of restricted stock units under our 2022 Plan, which supplemental compensation is reviewed annually, or from time to time, as deemed needed by the compensation committee. This supplemental compensation in equity awards is designed to foster an ownership mentality in executives and align the value of a significant component of executive compensation to the value realized by our stockholders.

2025 Short Term Incentive Plan

The compensation committee adopted the 2025 Short-Term Incentive Plan (as amended and restated, the “STIP”) on February 4, 2025, as amended and restated on April 28, 2026, which provides for quarterly awards of performance-based restricted stock units (the “STIP Awards”) granted under the 2022 Plan, a successor or replacement plan, or outside of an equity incentive plan, as determined by the compensation committee, in its discretion, to be granted to our executive officers and/or other participating employees and consultants selected by the compensation committee. The compensation committee established the STIP to drive revenue growth and profitability, help focus key employees on building stockholder value, provide significant award potential for achieving outstanding performance, and enhance our ability to attract and retain highly talented individuals.

Under the STIP, participants may earn STIP Awards based on our achievement of certain pre-determined quarterly performance targets for three different performance target categories for each fiscal quarter, which may be established at the sole discretion of the compensation committee. These performance targets will be approved by the compensation committee at the beginning of each fiscal year but may be adjusted on a fiscal quarterly basis at the compensation committee’s sole discretion during the fiscal year depending on our results. The quarterly performance targets consist of (i) revenue achieved by the Company; (ii) the platform handoff rate, which relates to the efficiency of the post-acquisition integrations, operations functionality, and platform updates to create a product that is closer to end-to-end; and (iii) the quality of corporate development transactions consummated by the Company during the fiscal quarter, as determined in the sole discretion of the compensation committee.

Each performance target category is weighted differently based on the participant’s position with the Company, and the achievement of the goals for each performance target category is determined independently of the others. The weight of each performance target category for each participant may be set by the compensation committee at the beginning of each fiscal year, subject to change by the compensation committee on a fiscal quarterly basis depending on our results. Further, the percentage of the participant’s base salary that will be used in determining the STIP Awards, if any, will also be set by the compensation committee at the beginning of each fiscal year based on the participant’s position with the Company, or upon appointment of a newly-included participant.

For each fiscal quarter, the STIP Awards earned by each participant for each performance target category will be equal to the percentage of the goal for such performance target category that is achieved by us multiplied by the participant’s Target Award (as defined below) for such performance target category for the fiscal quarter, up to a maximum of 500% of the participant’s Target Award. For each participant, the “Target Award” for a particular performance target category for a given fiscal quarter will be equal to the applicable percentage of the participant’s base salary used to determine the STIP Awards for such participant multiplied by (i) the weight of such performance target category and (ii) the participant’s base salary for the applicable fiscal quarter.

The STIP Awards earned in a fiscal quarter, if any, will vest as follows: (i) 50% will vest on the date that is 12 months from the date of grant, (ii) 12.5% will vest on the date that is 15 months from the date of grant, (iii) 12.5% will vest on the date that is 18 months from the date of grant, (iv) 12.5% will vest on the date that is 21 months from the date of grant and (v) 12.5% will vest on the date that is 24 months from the date of grant. The date of grant of the STIP Awards for a given fiscal quarter will be 30 calendar days after the last calendar day of such fiscal quarter, on the terms and subject to the conditions of the STIP. The vesting of the STIP Awards is subject to the participant’s compliance with the terms of the STIP, including, among other things, the participant’s continued service to the Company (or an affiliate) in accordance with the terms of the participant’s employment agreement through each applicable vesting date.

The fair value of each quarterly installment of these STIP Awards is estimated on the date of grant based on the value of our common stock in accordance with ASC 718.

We believe that the STIP Awards will further align our executive officers’ and other participating employees’ interests with those of our stockholders, while serving as a key retention mechanism over the long-term. All STIP Awards will be subject to our Clawback Policy.

Restricted Stock Unit Awards

In April 2025, in connection with the compensation committee’s review of our overall compensation structure and peer group compensation practices, it approved the grant of quarterly restricted stock unit awards to our executive officers and other eligible participants under the 2022 Plan as additional compensation for services rendered and/or to be rendered to us in the amount of $62,500 per quarter during the fiscal year ended December 31, 2025, for each of our executive officers, including Piyush Phadke, our former Chief Financial Officer. The fair value of each quarterly installment of these restricted stock unit awards is estimated on the date of grant based on the value of our common stock in accordance with ASC 718.

Subsequently, in April 2026, the compensation committee, in connection with its annual review of our overall compensation structure, approved grants of quarterly restricted stock unit awards to our executive officers and other eligible participants for the fiscal year ending December 31, 2026, with the grants issuable to our executive officers as follows:

Name	Title	Quarterly Restricted Stock Unit Awards Amount
Giri Devanur	Executive Chairman	$62,500 (25% of base salary)
Michael J. Logozzo	Chief Executive Officer	$75,000 (25% of base salary)
Thomas J. Kutzman Jr.(1)	Chief Financial Officer	$68,750 (25% of base salary)

____________

(1)      Mr. Kutzman received a pro-rated amount of restricted stock unit awards for the first quarter of 2026 based on his appointment date of February 25, 2026.

The restricted stock unit awards earned in a fiscal quarter vest as follows: (i) 50% will vest on the date that is 12 months from the date of grant, (ii) 12.5% will vest on the date that is 15 months from the date of grant, (iii) 12.5% will vest on the date that is 18 months from the date of grant, (iv) 12.5% will vest on the date that is 21 months from the date of grant and (v) 12.5% will vest on the date that is 24 months from the date of grant. The date of grant of the restricted stock unit awards for a given fiscal quarter will be 30 calendar days after the last calendar day of such fiscal quarter, on the terms and subject to the conditions of the applicable award agreement. The vesting of the restricted stock unit awards is subject to the participant’s compliance with the terms of the applicable award agreement, including, among other things, the participant’s continued service to the Company (or an affiliate) in accordance with the terms of the participant’s employment agreement through each applicable vesting date.

Outstanding Equity Awards at December 31, 2025

The following table provides information on outstanding equity awards as of December 31, 2025, to our named executive officers:

	Stock Awards
Name	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity Incentive Plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Giri Devanur(3)	23,724	$247,323	—	$—
Michael J. Logozzo(4)	22,938	$239,129	—	$—
Piyush Phadke(5)	23,215	$242,016	—	$—

____________

(1)      Represents the aggregate number of shares of common stock underlying restricted stock units granted for services rendered as an executive officer of the Company during the fiscal year ended December 31, 2025, and pursuant to the terms and conditions of the STIP based on achievement of certain performance criteria established by the compensation committee, as adjusted from time to time, that have not vested. These RSUs were issued in quarterly installments pursuant to the 2022 Plan, and each quarterly grant of restricted stock units has the following vesting schedule: (i) 50% will vest on the date that is 12 months from the date of grant and (ii) the remaining 50% will vest in four equal installments over the next 12-month period thereafter.

(2)      The amounts in this column have been rounded to the nearest dollar.

(3)      Mr. Devanur was granted an aggregate of 23,724 restricted stock units for services rendered as an executive officer of the Company during the fiscal year ended December 31, 2025, and pursuant to the terms and conditions of the STIP based on achievement of certain performance criteria established by the compensation committee, as adjusted from time to time.

(4)      Mr. Logozzo was granted an aggregate of 22,938 restricted stock units for services rendered as an executive officer of the Company during the fiscal year ended December 31, 2025, and pursuant to the terms and conditions of the STIP based on achievement of certain performance criteria established by the compensation committee, as adjusted from time to time.

(5)      Mr. Phadke was granted an aggregate of 23,215 restricted stock units for services rendered as an executive officer of the Company during the fiscal year ended December 31, 2025, and pursuant to the terms and conditions of the STIP based on achievement of certain performance criteria established by the compensation committee, as adjusted from time to time.

Equity Incentive Plan

We maintain the 2022 Plan, under which we may grant awards to our then-current employees, officers and directors and certain other service providers. The compensation committee of our board of directors administers the 2022 Plan. The aggregate number of shares of common stock that may be issued under the 2022 Plan may not exceed 638,288 shares of common stock, of which 16,475 remains available for issuance. Commencing on October 15, 2025, the 2022 Plan allows for an automatic annual increase in the number of shares reserved under the 2022 Plan in an amount equal to the lesser of: (A) ten percent (10%) of the total number of shares of common stock issued and outstanding on October 14 of such year or (B) 600,000 shares of common stock; provided, that the board of directors may decide by October 15 of such year to provide that there shall be no increase in the shares of common stock available for issuance under the 2022 Plan for such fiscal year or that the increase shall be a lesser number of shares of common stock than otherwise provided under the automatic annual increase provision. On October 15, 2025, the number of shares of common stock available for issuance under the 2022 Plan automatically increased by 478,287 shares of common stock pursuant to this provision. Eligibility for awards under the 2022 Plan is determined by the board of directors at its discretion.

The 2022 Plan permits the discretionary award of incentive stock options (“ISOs”), non-statutory stock options (“NQSOs”), stock awards (which may have varying vesting schedules and be subject to lock-up periods at the board of directors’ discretion) and other equity awards to selected participants. Unless sooner terminated, no ISO may be granted under the 2022 Plan on or after the 10th anniversary of the Effective Date (as defined in the 2022 Plan).

The compensation committee has the sole discretion in setting the vesting period and, if applicable, exercise schedule of an award, determining that an award may not vest for a specified period after it is granted and accelerating the vesting period of an award. The plan administrator determines the exercise or purchase price of each award, to the extent applicable. The 2022 Plan does not allow for the assignment, transfer or exercise of awards other than by will or the laws of descent and distribution.

Unless otherwise provided by the participant’s Option Award Agreement or Stock Award Agreement (as both terms are defined in the 2022 Plan) issued pursuant to the 2022 Plan, upon the participant’s termination for any reason, including but not limited to death, Disability (as defined in the 2022 Plan), voluntary termination or involuntary termination with or without Cause (as defined in the 2022 Plan), all unvested equity awards in the form of options or shares shall be forfeited. Vested options, unless otherwise provided, will remain exercisable for three (3) months following termination of the participant if such termination is for any reason other than death, Disability or termination for Cause. In case the participant’s separation from service is due to death or Disability, then the vested options will be exercisable for a period of twelve (12) months thereafter. In case the participant’s termination is for Cause, the participant will immediately forfeit any and all options issued to such participant under the 2022 Plan.

The 2022 Plan also provides the Company with a right of repurchase all or portion of the shares awarded to the participant under the 2022 Plan, which may be exercised in case a participant separates from service for any reason, at a price equal to the fair market value, as determined by the board of directors. In the event of a Change in Control (as defined in the 2022 Plan), the board of directors will have the sole discretion to address the treatment of a participant’s unvested awards in connection with such Change in Control in the participant’s award agreement.

The board of directors may modify, amend or terminate the plan at any time, provided that no such modification, amendment or termination of the 2022 Plan materially affects the rights of a participant under a previously granted award without that participant’s consent. Further, the board of directors cannot, without the approval of the Company’s stockholders, amend the 2022 Plan: (i) to increase the number of shares with respect to which ISOs may be granted under the 2022 Plan (except for adjustments required under Article I, Section 5.C); (ii) to make any changes in the class of employees eligible to receive ISOs under the 2022 Plan; or (iii) if stockholder approval of the amendment is required by applicable law.

Policies and Practices Related to the Grant of Certain Equity Awards

We currently have no specific policy or practice on the timing of equity awards, including stock options, stock-appreciation rights or similar option-like instruments, in relation to the disclosure of material nonpublic information by us. Equity award grants generally are made to the executive officers on a quarterly basis according to a predetermined schedule, and may be subject to certain performance criteria that may be established by the compensation committee at the beginning of each fiscal year, as adjusted and/or established from time to time and in its sole discretion. The compensation committee does not take material nonpublic information into account when determining the timing and terms of such awards. We have not timed the disclosure of material nonpublic information to affect the value of executive compensation. During the year ended December 31, 2025, we did not award any stock options, stock-appreciation rights or similar option-like instruments to our executive officers.

DIRECTOR COMPENSATION

The following table presents the total compensation earned and/or paid to non-employee and employee member directors of our board of directors during the year ended December 31, 2025.

Until August 2025, our non-executive directors were entitled to an annual compensation of $25,000, payable in cash in quarterly installments of $6,250, plus reimbursements for reasonable travel expenses, and out-of-pocket costs incurred in attending meetings of our board of directors or events attended on our behalf. In August 2025, the compensation committee recommended and the board of directors approved a modification to our director compensation policy entitling directors to receive annual compensation of $25,000 in the form of shares of common stock instead of cash, which shares will be issued pursuant to the 2022 Plan. These shares of common stock will be issued in quarterly installments on January 30, April 30, July 30 and October 30 of each fiscal year, with the number of shares of common stock to be issued quarterly to be determined based on and equal to the quotient of (i) the dollar amount payable per quarter to each of the members of the board of directors, or $6,250 quarterly, divided by (ii) the 10-day VWAP of the closing price of the common stock, as reported on Nasdaq, on the grant date of such shares of common stock. The amounts represented in the “Stock Awards” column reflects the grant date fair value of the shares of common stock granted pursuant to our current director compensation policy computed in accordance with ASC 718 and do not necessarily equate to the income that will ultimately be realized by the directors for such awards.

Mr. Devanur, who served as our Chief Executive Officer and Chairman of the board of directors until June 2025 and as Executive Chairman following June 2025, received a total of $25,000 for his service as a member of our board of directors during the period presented below. Mr. Devanur’s total compensation for service as an employee, executive officer and as a member of our board of directors in all capacities is presented under the heading “Summary Compensation Table” above.

Name	Year Ended	Fees Earned and Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Giri Devanur	December 31, 2025	18,750	6,250	25,000
Monaz Karkaria(3)	December 31, 2025	18,750	6,250	25,000
Brian Cole(3)	December 31, 2025	18,750	6,250	25,000
Dimitrios Angelis	December 31, 2025	18,750	6,250	25,000
Balaji Swaminathan	December 31, 2025	18,750	6,250	25,000
Prabhu Antony(4)	December 31, 2025	—	—	—
Michael J. Logozzo(4)	December 31, 2025	—	—	—

____________

(1)      Amounts reflect the aggregate grant date fair value of the shares of common stock granted and/or earned for services as a member of our board of directors in the fiscal year ended December 31, 2025, in accordance with our director compensation policy, computed in accordance with ASC 718. This amount does not reflect the actual economic value that may be realized by the director.

(2)      Represents the common stock award issued on January 30, 2026, for services rendered as a member of the board of directors for the quarter ended December 31, 2025.

(3)      Mr. Cole and Ms. Karkaria resigned from the board of directors, effective February 4, 2026, and February 5, 2026, respectively.

(4)      Messrs. Antony and Logozzo did not serve on the board of directors during the fiscal year ended December 31, 2025, because they were both appointed to the board of directors during the fiscal year ending December 31, 2026.

PROPOSAL 1 — ELECTION OF DIRECTORS

Nominees for Election

The board of directors is comprised of five members. Our board of directors, upon the recommendation of the governance committee, has nominated our five directors for re-election at the annual meeting. Each nominee has agreed, if elected, to serve until the election and qualification of his or her successor. If any nominee is unable to stand for election, which circumstance we do not anticipate, the board of directors may provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute nominee.

If a quorum is present at the annual meeting, then nominees will be elected by a plurality of the votes cast. There is no cumulative voting in the election of directors.

The following biographical information is furnished as to each nominee for election as a director:

Giri Devanur, refer to “Governance of the Company” section above for Mr. Devanur’s biographical information.

Michael J. Logozzo, refer to “Governance of the Company” section above for Mr. Logozzo’s biographical information.

Dimitrios Angelis has served as a member of our board of directors since April 2023. Mr. Angelis is an accomplished business strategist who brings over two decades of experience as general counsel from several multinational companies. Since January 2017, he has been the managing member of Pharma Tech Law LLC, a law firm that specializes in the life sciences field. Further, since June 2017, he has acted as the President, co-founder and chairman of the board of directors of Sparta Biomedical Inc., a privately-held developer of orthopedic solutions. Mr. Angelis has also been a member of the board of directors of The One Group (NASDAQ: STKS) since March 2018. Mr. Angelis has a Bachelor of Arts (B.A.) in Philosophy and English from Boston College, a Master of Arts (M.A.) in Behavioral Science from California State University and a Juris Doctor (J.D.) from NYU School of Law. Our board of directors believes that Mr. Angelis’ substantial experience as an accomplished attorney, negotiator and general counsel to public and private companies in the healthcare field will enable him to bring a wealth of strategic, legal and business acumen to the board of directors.

Prabhu Antony has served as a member of our board of directors since February 2026. Mr. Antony is an accomplished business leader with a dealmaking track record that has been recognized globally with honors including Investment Banker of the Year, Top 40 Under 40, and Best Cross-Border Deal of the Year at the Global M&A Forum. Mr. Antony has served a Venture Partner at Exfinity Ventures, a business-to-business deeptech US-India cross border venture fund since March 2025. Since June 2024, Mr. Antony has served as the President and member of the board of directors of Stonebridge Acquisition II Corp. (Nasdaq: APAC, APACU and APACR), a blank check company formed for the purpose of effecting a business combination, and he became the Chief Financial Officer of Stonebridge Acquisition II Corp. in August 2025. Further, since September 2015, Mr. Antony has served as the Chief Investment Officer of Scieniti LLC, an investment management company. Mr. Antony also served as President and a member of the board of directors of Stonebridge Acquisition Corp. (formerly Nasdaq: APAC, APACU and APACW) from February 2021 through its initial business combination with DigiAsia Corp. (f/k/a DigiAsia Bios Pte Ltd, “DigiAsia”) (OTCPK: FAASF), a Singapore-based “Fintech-as-a-Service” company in April 2024, and, since then, he has served as a director to DigiaAsia. Further, from December 2009 through December 2024, Mr. Antony served as Executive Director of Sett & Lucas Inc, a Hong Kong headquartered financial institution that specializes in cross border mergers and acquisitions. Mr. Antony is an alumni of the Stanford Graduate School of Business and Wharton School of the University of Pennsylvania. He also holds a Bachelor of Engineering in Electronics and Instrumentation Engineering from the University of Madras and an MBA from Anna University. The board of directors believes that Mr. Antony’s substantial experience in investment banking and capital markets as well as his experience serving on the boards of publicly listed companies will enable him to bring a wealth of strategic and financial insights to the board of directors.

Balaji Swaminathan has served as a member of our board of directors since April 2023. Mr. Swaminathan is an accomplished business leader with extensive experience in financial services and entrepreneurship. Since March 2018, Mr. Swaminathan has been the founder, chief executive officer and a member of the board of directors of SAIML Pte Ltd, a Singapore-based Capital Markets Services licensed company that provides personalized wealth management solutions for ultra-high net worth customers. Prior to his entrepreneurial pursuits, Mr. Swaminathan also held several key leadership roles in major financial institutions, including serving as President of Westpac International from July 2012 to March 2018. Mr. Swaminathan also holds multiple directorships, including BHAV Acquisition Corp (Nasdaq: BHAV, BHAVU and BHAVR), a SPAC formed for the purpose of consummating a business combination with one or more entities, since March 19, 2026, and Allied Blenders and Distillers Limited, a company listed in India, since August 2022, and at certain private companies in the finance industry, including S Cube Digilytics Venture Pte Ltd. since April 2022, Turbo Tech Ltd., AT Holdings Pte Ltd. since April 2016, Vibgyor Realty & Investments Private Limited since March 2018, Juniper Green Energy since June 2025, Haldia Petrochemicals Limited since January 2026 and AT Capital since April 2026. Mr. Swaminathan holds a Bachelor of Commerce in Finance from St. Xavier’s College, a Finance degree from The Institute of Chartered Accountants of India, a Finance Cost & Works degree from The Institute of Cost & Works Accountants of India and an Advanced Management Program from Harvard Business School. The board of directors believes that Mr. Swaminathan’s substantial experience in the financial services industry as well as in positions of leadership in other companies will enable him to bring a wealth of strategic and business insights to the board of directors.

We believe that the experience of the members of our board of directors, together with the expertise brought to our operations by Mr. Devanur, the Executive Chairman of our board of directors, and Michael J. Logozzo, our Chief Executive Officer and director, will help us achieve our goals of commercializing and expanding the reach of our products and technologies. For these reasons, we concluded that each of these individuals should serve as a director.

Vote Required and Recommendation

The affirmative vote of the holders of a plurality of the shares of common stock and Series A Preferred Stock present in person or represented by proxy and entitled to vote on the nominees will be required to approve each nominee. This means that the five nominees receiving the most votes for election will be elected. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 1 in order for them to vote your shares so that your vote can be counted. Broker non-votes are not votes cast and will have no effect on the outcome of this vote, but will be considered present for the purpose of determining the presence of a quorum.

The board of directors recommends a vote “FOR” each of the nominees.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT
OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has selected GBQ Partners, LLC (“GBQ”) as our independent registered public accounting firm for the year ending December 31, 2026, and recommends that the stockholders vote for ratification of such appointment on an advisory basis. GBQ has been engaged as our independent registered public accounting firm since 2021. Stockholder ratification of the selection of GBQ as our independent registered public accounting firm is advisory only and is not required by our bylaws or the DGCL. The board of directors seeks such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of GBQ as our independent registered public accounting firm, the audit committee will reconsider whether to retain that firm in the future.

In making its recommendation to the board of directors that stockholders ratify the appointment of GBQ as our independent registered public accounting firm for the year ending December 31, 2026, on an advisory basis, the audit committee considered whether GBQ’s provision of non-audit services is compatible with maintaining its independence. The audit committee approved the audit fees, tax fees and all other fees described below and believes such fees are compatible with the independence of GBQ.

The following table presents aggregate fees for professional audit services rendered by GBQ for the audit of our consolidated financial statements for the year ended December 31, 2025, and December 31, 2024, as amended on May 13, 2025, respectively, and fees billed for other services rendered by GBQ during those periods.

	Year ended
	December 31, 2025	December 31, 2024
Audit Fees(1)	$242,596	116,300
Tax Fees(2)	$53,250	70,292
All Other Fees(3)	$36,005	43,022
Total	$331,851	229,614

____________

(1)      These amounts represent fees for professional services rendered for the audits of our consolidated financial statements included in this report, reviews of the quarterly consolidated financial statements included in our quarterly reports on Form 10-Q, statutory audits, and other SEC filings and accounting consultations on matters related to the annual audits or interim reviews.

(2)      This amount represents fees for tax consulting and compliance services in our U.S. and non-U.S. locations.

(3)      This amount represents fees for professional services related to SEC registration statements and for the review of acquisition-related due diligence reports prepared by us.

Audit Committee Pre-Approval Policy

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board (“PCAOB”) regarding auditor independence, the audit committee (i) appoints, retains and terminates; (ii) negotiates and sets the compensation of; and (iii) oversees the performance of the independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a pre-approval policy for all audit and permitted non-audit services performed by our independent auditors to ensure that providing such services does not impair the auditors’ independence.

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the audit committee. In addition to the annual audit services engagement approved by the audit committee, the audit committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These general pre-approved audit services include (a) audit services, such as statutory audits, services associated with SEC registration statements, periodic reports and other SEC filings; (b) audit-related services, such as due diligence pertaining to potential business acquisitions, financial statement audits of employee benefit plans and consultations; (c) tax-services; and (d) other services that are permissible and that would not impair the independence of our independent registered public accounting firm. Pre-approval for these general audit services last for 12 months from the pre-approval date, and must involve fees of less than $100,000. Any services that have not been generally pre-approved or that exceed the approved fee levels must be specifically pre-approved. Specific pre-approval must be obtained from the audit committee.

The audit committee may also delegate the authority to the chairman of the audit committee, Mr. Swaminathan, to pre-approve audit and permitted non-audit services to be provided by our independent auditor so long as such services are subsequently reported to and approved by the full audit committee at its next scheduled meeting. The audit committee approved all services provided by, and all fees paid to, GBQ. The audit committee has considered the services provided by GBQ as described above and has determined that such services are compatible with maintaining GBQ’s independence.

GBQ Partners, LLC Representatives at Annual Meeting

We expect that representatives of GBQ will be present at the annual meeting.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting will be required for approval of this Proposal 2. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm, thus, broker non-votes are not expected to result from the vote on this proposal. Abstentions are not votes cast and will have no effect on the outcome of this vote, but will be considered present for the purpose of determining the presence of a quorum.

The board of directors unanimously recommends you vote “FOR” ratification of the appointment of GBQ Partners, LLC as our independent registered public accounting firm for the year ending December 31, 2026, on an advisory basis.

PROPOSAL 3 –– APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

Background and Proposed Amendment

Our certificate of incorporation currently authorizes the Company to issue a total of 205,000,000 shares of capital stock, consisting of 200,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share, of which 1,000,000 shares are designated Series A Preferred Stock.

The board of directors has approved, and recommended that stockholders approve, an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio of not less than 1-for-2 and not more than 1-for-50 (the “Reverse Stock Split”). If this Proposal 3 is approved, the board of directors will have sole discretion to determine whether to effect the Reverse Stock Split and, if so, the exact ratio and timing, at any time within twelve (12) months following stockholder approval, and may abandon the Reverse Stock Split entirely. As noted above, the board of directors has not determined to effect the Reverse Stock Split and has no present intention of doing so. The Reverse Stock Split would affect all issued and outstanding shares uniformly and would not change any stockholder’s percentage ownership or relative voting power, except for immaterial changes resulting from the treatment of fractional shares (see “Treatment of Fractional Shares in the Reverse Stock Split” for more information). If approved by our stockholders at the annual meeting, at the discretion of the board of directors and as further described below, we would effect the Reverse Stock Split by causing the filing of a certificate of amendment, a form of which is attached as Annex A to this proxy statement (the “Reverse Stock Split Amendment”), with the Secretary of State of the State of Delaware.

While the Reverse Stock Split would affect outstanding equity awards and warrants, as described in “Effects of the Reverse Stock Split on Outstanding Equity Awards, Warrants and the 2022 Plan” below, the Reverse Stock Split would not change the number of authorized shares of our capital stock, the par value of our capital stock or the relative voting power of our stockholders. Moreover, the Reverse Stock Split, if effected, would affect all of our holders of common stock uniformly. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split, if needed. The Reverse Stock Split, to the extent we effectuate it, will not be intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split will not be intended to modify the rights of existing stockholders in any material respect.

This description of the Reverse Stock Split Proposal is a summary and is qualified by the Reverse Stock Split Amendment included as Annex A to this proxy statement. If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing or at such later date specified therein; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the board of directors deems necessary and advisable.

There are certain risks associated with a Reverse Stock Split, and we cannot accurately predict or assure that the Reverse Stock Split will produce or maintain the desired results (for more information on the risks see the section below entitled “Certain Risks Associated with the Reverse Stock Split”). However, our board of directors believes that the benefits to the Company and our stockholders outweigh the risks and recommends that you vote in favor of granting the board of directors the discretionary authority to effect the Reverse Stock Split.

Reasons for the Reverse Stock Split Amendment

The board of directors is asking stockholders to approve the Reverse Stock Split Proposal as a precautionary measure. As described above, the board of directors has not determined to effect the Reverse Stock Split, and we have no present intention of effecting a reverse stock split. The reasons described below are the reasons the board of directors believes important to have the authority to effect a reverse stock split available if that authority is needed, but they are not a statement that the board of directors intends to use it. If the Reverse Stock Split Stock Proposal is approved, the board of directors expects that it would effect the Reverse Stock Split only if it determines that doing so is necessary or advisable to maintain the listing of our common stock on Nasdaq or is otherwise in the best interests of the Company and its stockholders.

To Meet Certain Listing Requirements of Nasdaq

Our common stock currently trades on Nasdaq under the symbol “AIRE.” Nasdaq has requirements for our common stock to remain listed on Nasdaq, including the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2) (the “minimum bid price requirement”), which provides that a company will be below compliance standards if the average closing bid price of a security remains below $1.00 over a period of 30 consecutive trading days. Ordinarily, a company whose bid price falls below $1.00 for 30 consecutive business days receives a 180-day compliance period in which to cure the deficiency. The Company, however, effected a reverse stock split on April 30, 2026, and under Nasdaq Listing Rule 5810(c)(3)(A)(iv), a company that has effected a reverse stock split within the prior one-year period is not entitled to any compliance period for a new bid price deficiency. Instead, Nasdaq would immediately issue a delisting determination (subject to the Company’s right to appeal to a Nasdaq hearings panel) and the Company could face delisting from Nasdaq with no opportunity to cure.

If this Proposal 3 is not approved, we may be unable to implement a Reverse Stock Split if needed. To the extent needed, if the Reverse Stock Split is not implemented and we are unable to satisfy Nasdaq’s continued listing requirements (including the minimum bid price requirement), our common stock could be subject to delisting from Nasdaq. Our board of directors has considered the potential harm to us and our stockholders should Nasdaq delist our common stock. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the “pink sheets,” are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or for other reasons. Delisting could cause other adverse consequences, such as difficulties in raising capital and in providing stock-based incentives to attract and retain personnel. Delisting could also impair our reputation and our relationships. In addition, our common stock could be deemed to be a “penny stock,” which could result in reduced levels of trading in our common stock, and we would also become subject to additional state securities regulations in connection with any sales of our securities. The board of directors believes that, if needed, the Reverse Stock Split is a potentially effective means for us to increase the per-share market price of our common stock and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from Nasdaq by producing the immediate effect of increasing the bid price of our common stock.

To Potentially Improve the Marketability and Liquidity of our Common Stock

Our board of directors believes that the expected increased market price of our common stock, if the Reverse Stock Split were implemented, could improve the marketability and liquidity of our common stock and the ability for brokers to facilitate certain transactions in our common stock and encourage interest and trading in our common stock.

To Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company

We believe that the Reverse Stock Split and an increase in our stock price may make our common stock more attractive to a broader range of institutional and other investors. Many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, which reduces the number of potential purchasers of our common stock. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically less attractive to brokers. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, we believe the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Further, lower-priced stocks have a perception in the investment community as being riskier and more speculative, which may negatively impact not only the price of our common stock, but also our market liquidity.

The potential benefits described above under “— To Potentially Improve the Marketability and Liquidity of our Common Stock” and “— To Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company” are among the effects that a reverse stock split could have if one were implemented. They are not, by themselves, reasons the board of directors presently intends to effect the Reverse Stock Split, and the board of directors does not intend to effect the Reverse Stock Split solely to pursue those potential benefits.

The board of directors believes that maintaining the current number of authorized shares of our common stock, irrespective of the Reverse Stock Split, is necessary to provide us with the flexibility to act in the future with respect to raising additional financing, potential strategic collaborations and other corporate purposes without the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares of common stock may arise. Such a delay might deny us the flexibility that our board of directors views as important and in the interests of the Company and its stockholders.

In light of our financial position and our need to raise additional capital, delisting of our common stock from Nasdaq would materially limit our ability to obtain additional equity capital. We may need to seek an in-court or out-of-court restructuring of our liabilities. In the event of such restructuring activities, holders of our common stock, Series A Preferred Stock and other securities would likely suffer a total loss of their investment.

Certain Risks Associated with the Reverse Stock Split

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure you that the Reverse Stock Split will produce or maintain the desired results. Our board of directors believe, however, that the benefits to us and our stockholders outweigh the risks and recommends that you vote in favor of the Reverse Stock Split Proposal. The risks described below would arise only if the Reverse Stock Split were implemented, which the board of directors has no present intention of doing.

In light of our financial position and our intention to raise additional capital, delisting of our common stock from Nasdaq would materially limit our ability to obtain additional equity capital.

As noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our common stock could encourage increased investor interest in our common stock and promote greater liquidity for our stockholders. A greater price per share of our common stock could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our common stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide flexibility to make our common stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our common stock and may facilitate future sales of our common stock. The Reverse Stock Split could also increase interest in our common stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

We cannot assure you that the proposed Reverse Stock Split, if effected, will lead to a sustained increase in our common stock price. There can be no assurance that the total market capitalization of our common stock (the aggregate value of all of our outstanding common stock at the then market price) after the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split, or that the per-share market price of our common stock following the Reverse Stock Split will either equal or exceed the current per-share market price over the long term.

As of September 24, 2026, the latest practicable date, the closing sale price of our common stock on Nasdaq was $1.36 per share. The Reverse Stock Split, if effected, will increase the market price per share of our common stock proportionately with the ratio of the Reverse Stock Split. We cannot assure you, however, that the market price per share of our common stock after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of shares of common stock outstanding before the Reverse Stock Split. The effect of the Reverse Stock Split on the market price per share of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. In many cases, the market price of a company’s shares declines after a reverse stock split, or the market price of a company’s shares immediately after a reverse stock split does not reflect a proportionate or mathematical adjustment to the market price based on the ratio of such reverse stock split. We have previously effected a reverse stock split, and following such reverse stock split, the price of our common stock and the market value of our common stock declined. There can be no assurance that the price of our common stock or the market value of our common stock will not similarly decline following the Reverse Stock Split.

Accordingly, the total market capitalization of the Company and its common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split, and it is possible that the Reverse Stock Split may not result in a per-share trading price that would attract investors who do not trade in lower-priced stocks.

Reducing the number of issued and outstanding shares of our common stock through the Reverse Stock Split, if we decide to proceed with the Reverse Stock Split, is intended, absent other factors, to increase the per-share trading price of our common stock. Even if we implement the Reverse Stock Split, however, the per-share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split. Other factors, such as our financial results, market conditions, and the market perception of our business, may adversely affect the per-share trading price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the benefits that we anticipate, that the per-share trading price of our common stock will increase following the Reverse Stock Split, or that the per-share trading price of our common stock will not decrease in the future. Although no assurances are possible concerning the trading price of our common stock if the Reverse Stock Split is effected or concerning future fluctuations in the market price of our common stock after the Reverse Stock Split, our intention in determining the Reverse Stock Split Ratio to be reflected in the Reverse Stock Split is that such ratio will result in an increase in the per-share market price of our common stock immediately after the Reverse Stock Split. Whether the price of our common stock is sufficient or is maintained for a sufficient period of time depends in part on the ratio of the Reverse Stock Split and future fluctuations in the price of our common stock.

The Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. Additionally, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above. In addition, the continued listing requirements of Nasdaq include a minimum number of shares that must be in the public float and minimum number of “round lot” holders, and even if the market price per post-Reverse Stock Split share of common stock is in excess of $1.00 per share if the Reverse Stock Split is implemented, we could be subject to delisting due to a failure to meet such requirements.

The Reverse Stock Split will not be accompanied by a decrease in our authorized shares.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the reduction in outstanding shares that would result from the Reverse Stock Split would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, resulting in there being relatively more authorized shares of common stock available for issuance after the Reverse Stock Split, which shares may be issued by the board of directors in its discretion. The board of directors from time to time may deem it to be in the best interests of the Company and its stockholders to enter into transactions and other ventures that may include the issuance of shares of our common stock. If the board of directors authorizes the issuance of additional shares of common stock subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.

The Reverse Stock Split, if effected at certain reverse split ratios, may lead us to become deficient with respect to Nasdaq’s publicly held shares requirement.

There can be no assurance that the market price of our common stock following the Reverse Stock Split will sustain a level sufficient to maintain compliance with the Minimum Bid Price Requirement or with any of the other Nasdaq continued listing standards and requirements. Following the Reverse Stock Split, we will continue to be subject to the requirements of Nasdaq Listing Rule 5550(a), including the requirement to have at least 500,000 publicly held shares under Nasdaq Listing Rule 5550(a)(4). A “publicly held share” is defined as a share of common stock beneficially owned, directly or indirectly, by any holder other than an executive officer, director or a beneficial owner of more than 10% of our outstanding shares of common stock, which is calculated in accordance with Rule 13d-3 under the Exchange Act. Because the Reverse Stock Split would reduce our publicly held shares in proportion to the reverse split ratio, effecting the Reverse Stock Split, particularly at a reverse split ratio at or near the higher end of the range set forth in this proposal, may itself cause us to fall below the 500,000 publicly held shares requirement. Whether we remain in compliance will depend on the ratio our board of directors selects and our stockholder base as of the effective time of the Reverse Stock Split, and notwithstanding our current expectations, we can give no assurance that we will remain in compliance with such requirement. As of September 11, 2026, there were 4,722,796 publicly held shares of common stock, which excludes 1,283,828 shares of common stock held by our directors, officers and beneficial owners of more than 10% of our outstanding shares of common stock.

If we effect the Reverse Stock Split and thereafter cease to satisfy the publicly held shares requirement (or any other continued listing requirement), we would be required to submit to Nasdaq a plan to regain compliance, and even if such a plan were accepted there can be no assurance that we would be able to regain or thereafter maintain compliance, as doing so would generally require us to increase the number of shares of common stock held by non-affiliates through additional issuances that may be dilutive and may not be available on acceptable terms or at all. Our failure to regain compliance could result in the delisting of our common stock, and if our common stock is delisted from Nasdaq, trading in our shares of common stock may be conducted, if available, on the OTC Pink or another medium, which may materially impact our future prospects and our ability to satisfy our working capital requirements as needed.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our board of directors will not have the authority to effect the Reverse Stock Split Amendment to, among other things, facilitate the continued listing of our common stock on Nasdaq by increasing the per share trading price of our common stock to help achieve a share price high enough to satisfy Nasdaq’s minimum bid price requirement. Any inability of our board of directors to effect the Reverse Stock Split could result in our delisting from Nasdaq.

Determination of the Reverse Stock Split Ratio

The board of directors believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our board of directors will be not less than 1-for-2 or more than 1-for-50.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•        our ability to maintain the listing of our common stock on Nasdaq;

•        the per share price of our common stock immediately prior to the Reverse Stock Split;

•        the expected stability of the per share price of our common stock following the Reverse Stock Split;

•        the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our common stock;

•        prevailing market conditions;

•        general economic conditions in our industry;

•        our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split; and

•        The factors described above under the heading “Certain Risks Associated with the Reverse Stock Split.”

The board of directors will consider the conditions, information, and circumstances existing at the time when it determines whether to implement the Reverse Stock Split and, if it decides to implement the Reverse Stock Split, which of the reverse split ratios approved by stockholders to use. We believe that granting the board of directors the discretion to choose the reverse split ratio among a range of ratios approved by stockholders is essential because it allows the board of directors to take the above factors, among others, into consideration and to react to changing market conditions.

If the board of directors decides to implement the Reverse Stock Split, we will make a public announcement regarding the reverse split ratio selected by the board of directors.

Board of Directors Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the board of directors will have the discretion to implement the Reverse Stock Split or to not implement the Reverse Stock Split at all. As noted above, the board of directors has no present intention of effective the Reverse Stock Split. If the trading price of our common stock remains above $1.00 without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split common stock can be maintained above $1.00. There also can be no assurance that our common stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split Proposal at the annual meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the board of directors that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our board of directors does not implement the Reverse Stock Split prior to the one-year anniversary date of the approval of the Reverse Stock Split Proposal, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our board of directors or our stockholders. Notwithstanding the decrease in the number of outstanding shares of common stock following the Reverse Stock Split, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our certificate of incorporation in substantially the form of attached to this proxy statement as Annex A. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the board of directors based upon its evaluation of when such action will be most advantageous to the Company and our stockholders, if at all. The board of directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the board of directors, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. If our board of directors does not implement the Reverse Stock Split prior to the one-year anniversary date of the approval of the Reverse Stock Split Proposal, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

If our stockholders approve the Reverse Stock Split Proposal, no further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split. By voting in favor of the approval of the Reverse Stock Split Proposal, each stockholder is expressly also authorizing the board of directors to determine not to proceed with, and to abandon, the Reverse Stock Split Amendment if it should so decide.

Principal Effects of the Reverse Stock Split

As of the record date, 6,006,624 shares of our common stock were outstanding and 256,125 shares of our Series A Preferred Stock were outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-2, the number of issued and outstanding shares of common stock after the Reverse Stock Split would be approximately 3,002,089 shares. Nasdaq requirements state that a listed company must have at least 500,000 shares in the public float. We would meet this requirement if the Reverse Stock Split is effected at a ratio of no more than 1-for-9. The information in the following table is based on 6,006,624 shares of common stock issued and outstanding as of September 11, 2026, and 1,147,339 shares of common stock reserved for future issuance as of such date:

Reverse Stock Split Ratio	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Outstanding(1)	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved
Pre-Reverse Stock Split	200,000,000	6,006,624	1,147,339	192,846,037
1-for-2	200,000,000	3,003,312	573,670	196,423,018
1-for-15	200,000,000	400,442	76,490	199,523,068
1-for-25	200,000,000	240,265	45,894	199,713,841
1-for-50	200,000,000	120,133	22,947	199,856,920

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(1)      Nasdaq’s continued listing standards for the Nasdaq Capital Market require that we maintain at least a specified number of publicly held shares. Based on the number of shares of our common stock outstanding as of the date of this proxy statement, any Reverse Stock Split that results in fewer than approximately 500,000 shares of common stock outstanding could cause us to fall below these thresholds and raise these concerns. Accordingly, higher Reverse Stock Split ratios could adversely affect our ability to regain or maintain compliance with Nasdaq listing requirements.

Effects of the Reverse Stock Split on Issued and Outstanding Common Stock

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of common stock, including any shares held by the Company as treasury shares, by a Reverse Stock Split ratio between 1-for-2 and 1-for-50. Accordingly, each of our stockholders will own fewer shares of common stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of common stock due to the effect of rounding up fractional shares in the Reverse Stock Split, as described in more detail herein. Therefore, voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split (except for the effect of rounding up fractional shares). Shares of common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of common stock will remain $0.001.

Effects of the Reverse Stock Split on Outstanding Equity Awards, Warrants and the 2022 Plan

If the Reverse Stock Split is approved by our stockholders and our board of directors decides to implement the Reverse Stock Split, proportionate adjustments will be made to all then-outstanding equity awards and common stock warrants with respect to the number of shares of common stock subject to such award or warrant and the exercise price thereof.

As a result of the Reverse Stock Split, the number of shares of common stock available for issuance under the Company’s 2022 Equity Incentive Plan (as amended, the “2022 Plan”) will also be proportionately adjusted for the Reverse Stock Split ratio, such that fewer shares will be available under the 2022 Plan. Further, the 2022 Plan includes an “evergreen” provision, pursuant to which the number of shares of common stock available for issuance thereunder is subject to an annual increase in an amount equal to the lesser of: (A) ten percent (10%) of the total number of shares of common stock issued and outstanding on October 14 of such year or (B) 600,000 shares of common stock; provided, that our board of directors may decide by October 15 of such year to provide that there shall be no increase in the shares available for issuance under the 2022 Plan for such fiscal year or that the increase shall be a lesser number of shares than otherwise provided under the automatic annual increase provision. In the event that our board of directors decides to implement the Reverse Stock Split, the maximum number of shares subject to such annual increase, if applicable, will be proportionately adjusted to reflect the Reverse Stock Split ratio, such that the annual increase in the number of shares of common stock available for issuance under the 2022 Plan will be correspondingly reduced.

Effects of the Reverse Stock Split on Voting Rights

Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Stock Split (except for the effect of rounding up fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding common stock after the Reverse Stock Split (except for the effect of rounding up fractional shares).

Effects of the Reverse Stock Split on Regulatory Matters

We are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect our obligation to publicly file financial and other information with the SEC. After the effective time of any Reverse Stock Split that our board of directors elects to implement, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be listed on Nasdaq under the symbol “AIRE” immediately following the Reverse Stock Split.

Effects of the Reverse Stock Split on Authorized Share Capital

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain at 205,000,000 shares, consisting of 200,000,000 shares of common stock and 5,000,000 shares of preferred stock, par value $0.001 per share, of which 1,000,000 shares are designated Series A Preferred Stock.

Effects of the Reverse Stock Split on the Number of Shares of Common Stock Available for Future Issuance

By reducing the number of shares outstanding without reducing the number of shares of available but unissued common stock, the Reverse Stock Split will increase the number of authorized but unissued shares. The board of directors believes the increase is appropriate for use to fund our future operations. Although we do not currently have any pending acquisitions for which shares are expected to be used, we may also use authorized shares in connection with the financing of future acquisitions.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the Reverse Stock Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the board of directors an effective increase in the authorized shares available for issuance, in its discretion. The board of directors from time to time may deem it to be in the best interests of the Company to enter into transactions and other ventures that may include the issuance of shares of our common stock. If the board of directors authorizes the issuance of additional shares subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.

Mechanics of the Reverse Stock Split

If the Reverse Stock Split is approved and effected, beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

Effect on Certificated Shares of Common Stock

If the Reverse Stock Split is effected, stockholders holding certificated shares (i.e., shares represented by one or more physical share certificates) will receive a transmittal letter from the Company’s transfer agent promptly after the effectiveness of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how stockholders holding certificated shares can exchange certificates representing the pre-split shares for a statement of holding.

Beginning after the effectiveness of the Reverse Stock Split, each certificate representing shares of our pre-split shares of common stock will be deemed for all corporate purposes to evidence ownership of post-split shares of common stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO FOLLOWING THE ANNOUNCEMENT OF THE COMPLETION OF THE REVERSE STOCK SPLIT.

Effect on “Book-Entry” Shares of Common Stock

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical share certificate), either as direct or beneficial owners, will have their holdings electronically adjusted by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split.

Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from the Company’s transfer agent that indicates the number of shares owned in book-entry form.

Treatment of Fractional Shares in the Reverse Stock Split

If you would be entitled to receive fractional shares as a result of the Reverse Stock Split because you hold a number of shares of common stock before the Reverse Stock Split that is not evenly divisible (in other words, it would result in a fractional interest following the Reverse Stock Split), we shall not issue to any holder a fractional share of common stock on account of the Reverse Stock Split. Rather, fractional shares that would be created as a result of the Reverse Stock Split will be rounded upward to the nearest whole share at the participant level with the Depository Trust Company. Any share interests issued due to rounding will be given solely to save the expense and inconvenience of issuing fractional shares of common stock and will not represent separately bargained for consideration.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights if the board of directors determines to effectuate the Reverse Stock Split.

Governmental Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of our stockholders is obtained. We are not obligated to obtain any governmental approvals or comply with any state or federal regulations in order to effect the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Anti-Takeover Effects of the Reverse Stock Split

By increasing the number of authorized but unissued shares of common stock, the Reverse Stock Split could, if effected, under certain circumstances, have an anti-takeover effect, although this is not the intent of the board of directors. For example, the board of directors might be able to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the board of directors in opposing a takeover bid that the board of directors determines is not in our best interests of our Company or its stockholders. The Reverse Stock Split could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Split could limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split could have the effect of permitting our current management, including our current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, our board of directors is not aware of any attempt to take control of the Company and the board of directors did not authorize the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Interest of Certain Persons in Matters to be Acted Upon

Our directors and executive officers have no substantial interests, directly or indirectly, in the Reverse Stock Split, except to the extent of their ownership in shares of our common stock and shares of common stock issuable pursuant to other outstanding securities, such as stock options and restricted stock units, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Stock Split as all other outstanding shares of our common stock and securities. For more information, see “Security Ownership of Certain Beneficial Owners and Management.”

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our common stock will remain unchanged at $0.001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheets attributable to our common stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. Any common stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain material U.S. federal income tax considerations of the Reverse Stock Split applicable to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all potential tax consequences that may be relevant to a U.S. holder. The effects of U.S. federal tax laws other than U.S. federal income tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. holder. We have not sought and do not intend to seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a position contrary to that discussed below regarding the tax consequences of the Reverse Stock Split.

This discussion is limited to U.S. holders that hold common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a U.S. holder’s particular circumstances, including the impact of the alternative minimum tax, the rules related to “qualified small business stock” within the meaning of Section 1202 of the Code or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. holders subject to special rules, including, without limitation:

•        U.S. expatriates and former citizens or long-term residents of the United States;

•        U.S. holders whose functional currency is not the U.S. dollar;

•        Persons holding common stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•        banks, insurance companies, and other financial institutions;

•        real estate investment trusts or regulated investment companies;

•        brokers, dealers or traders in securities;

•        corporations that accumulate earnings to avoid U.S. federal income tax;

•        S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•        tax-exempt organizations or governmental organizations;

•        persons deemed to sell common stock under the constructive sale provisions of the Code;

•        persons who hold or received common stock pursuant to the exercise of any employee stock option or otherwise as compensation; and tax-qualified retirement plans.

If an entity treated as a partnership for U.S. federal income tax purposes holds common stock, the tax treatment of a partner in the partnership will generally depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of common stock generally should not recognize gain or loss upon the Reverse Stock Split. A U.S. holder’s aggregate tax basis in the shares of common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the common stock surrendered, and such U.S. holder’s holding period in the shares common stock received should include the holding period in the shares of common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be automatically entitled to receive an additional fraction of a share of common stock to round up to the next whole post-split share. The U.S. federal income tax treatment of the receipt of such a fractional share in a Reverse Stock Split is not clear. It is possible that the receipt of such an additional fraction of a share of common stock may be treated as a distribution taxable as a dividend or as an amount received in exchange for common stock. We intend to treat the issuance of such an additional fraction of a share of common stock in the Reverse Stock Split as a non-recognition event, but there can be no assurance that the Internal Revenue Service or a court would not successfully assert otherwise.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting will be required for approval of Proposal 3. Brokers generally have discretionary authority to vote on the amendment to our certificate of incorporation to effect the Reverse Stock Split, thus, broker non-votes are not expected to result from the vote on this proposal. Abstentions are not votes cast and will have no effect on the outcome of this vote, but will be considered present for the purpose of determining the presence of a quorum.

The board of directors unanimously recommends you vote “FOR” the approval of the Reverse Stock Split Proposal.

PROPOSAL 4 –– APPROVAL OF THE PREVU NASDAQ 20% ISSUANCE PROPOSAL

Background

On November 21, 2025, we entered into an Agreement and Plan of Merger (the “Prevu Merger Agreement”) with Prevu, Inc., a Delaware corporation (“Prevu”), reAlpha Merger Sub, Inc., a Delaware corporation and a newly formed wholly-owned subsidiary of the Company (the “Prevu Merger Sub”) and Thomas Kutzman, as the stockholder representative.

The Prevu Merger Agreement provided that, among other things and on the terms and subject to the conditions set forth therein, the Prevu Merger Sub merged with and into Prevu (the “Prevu Merger”), with Prevu surviving the Prevu Merger as a wholly-owned subsidiary of the Company. The Merger became effective on November 21, 2025, upon the filing and acceptance of the Certificate of Merger by the Secretary of State of Delaware (the “Effective Time”).

As consideration for the Prevu Merger, we agreed to pay to Prevu’s stockholders an aggregate amount of $4,500,000 (the “Aggregate Merger Consideration”), consisting of: (i) $750,000 in cash paid on November 21, 2025, less any applicable withholding tax payable by the eligible Prevu stockholders in accordance with the terms of the Prevu Merger Agreement; (ii) $1,250,000 in shares of our common stock, which resulted in the issuance of 99,157 shares of common stock at a price per share of $12.50 on November 21, 2025; and (iii) $2,500,000 payable in four equal tranches of $625,000 over an 18-month period following November 21, 2025, either in cash or shares of common stock (the “Prevu Additional Payment Shares”), at our sole discretion, with such Additional Payment Shares, if any, valued based on the volume weighted average price (“VWAP”) of our common stock as reported on Nasdaq for the ten (10) consecutive trading days ending on and including the date on which such issuance is to be made (such payments, the “Prevu Additional Payments”). To date, we have made two Prevu Additional Payments, on March 16, 2026, and August 1, 2026, and the subsequent Prevu Additional Payments are due on December 16, 2026, and the date that is eighteen (18) months following November 21, 2025. Further, in connection with the transactions contemplated by the Prevu Merger Agreement, we also entered into certain ancillary agreements, including a transition agreement, between us and a co-founder of Prevu, pursuant to which such co-founder, among other consideration, received 8,004 shares of common stock on November 21, 2025, as consideration for certain transition services rendered to us, which shares may be aggregated with the issuance of any shares of common stock issuable under the Prevu Merger Agreement as consideration to Prevu’s stockholders.

In accordance with the terms of the Prevu Merger Agreement, the aggregate amount of shares of common stock issued or issuable thereunder and the transactions contemplated thereby, for purposes of complying with Nasdaq Listing Rule 5635, may in no case exceed 19.99% of the Company’s issued and outstanding shares of common stock (the “Cap Amount”) immediately prior to the execution of the Prevu Merger Agreement, or 1,023,984 shares of common stock, without stockholder approval of any shares exceeding such amount. In the event the shares of common stock issuable pursuant to the Prevu Merger Agreement and the transactions contemplated thereby may exceed the Cap Amount, we would be able to pay the eligible Prevu’s stockholders cash in lieu of such excess shares of common stock, based on a formula set forth in the Prevu Merger Agreement, unless we obtain stockholder approval for the issuance of such excess shares of common stock. To date, we have issued 615,569 shares of common stock in connection with the Prevu Merger, including 508,408 shares to satisfy two of the Prevu Additional Payments payable under the Prevu Merger Agreement.

The foregoing summary of the Prevu Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Prevu Merger Agreement, a copy of which was filed as Exhibit 2.1 to our Current Report on Form 8-K, filed with the SEC on November 25, 2025, and incorporated herein by reference.

Nasdaq Listing Rules 5635(a) and 5635(d)

Our common stock is listed on Nasdaq, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rules 5635(a) and 5635(d). Below is an overview of the relevant provisions of Nasdaq Listing Rules 5635(a) and 5635(d) as they relate to the Prevu Nasdaq 20% Issuance Proposal. The overview does not purport to be complete and is qualified in its entirety by the full text of the Rule’s provisions, which are available on the Nasdaq’s Listing Center website at https://listingcenter.nasdaq.com/rulebook/nasdaq/rules.

Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if, other than in a public offering for cash, the number of shares of common stock of the listed company to be issued is or will be equal to or in excess of 20% of the number of shares of common stock of the listed company outstanding before the issuance. Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the lower of (i) and (ii), the “Minimum Price”).

Because the issuance of shares of common stock pursuant to the Prevu Merger Agreement are being made in connection with the acquisition of assets of another company, including any potential Prevu Additional Payment Shares that may be issued by us in satisfaction of any Prevu Additional Payments, and may exceed 20% of our common stock outstanding before the issuance at a price that may be less than the Minimum Price, the issuance of the remaining Prevu Additional Payment Shares is subject to stockholder approval as required by the applicable rules and regulations of Nasdaq, including, without limitation, Nasdaq Listing Rules 5635(a) and 5635(d).

Accordingly, we are seeking stockholder approval for the issuance of shares of our common stock under the Prevu Merger Agreement in excess of the Cap Amount, as required by Nasdaq Listing Rules 5635(a) and 5635(d). Under Nasdaq’s Listing Rules, the stockholders of Prevu that received shares of common stock as consideration for the Prevu Merger may not vote on the Prevu Nasdaq 20% Issuance Proposal.

Impact on Stockholders of Approval or Disapproval of this Proposal

If approval for the Prevu Nasdaq 20% Issuance Proposal is not obtained at this annual meeting, and in any other meeting of stockholders we may hold, we would be required to satisfy any Prevu Additional Payments through cash payments rather than the issuance of shares of common stock, to the extent that the issuances would exceed the Cap Amount. We believe that this would not be in our stockholders’ interest as this would increase our cash burn given that we would be required to make such Prevu Additional Payments in cash. Further, if this proposal is approved, existing stockholders may suffer dilution in ownership interests and voting rights as a result of the issuance of Prevu Additional Payment Shares, if any, pursuant to the Prevu Merger Agreement.

For illustration purposes only, below is a table showing the number of shares of common stock that we may potentially issue in satisfaction of any remaining Prevu Additional Payments pursuant to the Prevu Merger Agreement based on three hypothetical prices per share, assuming that all such remaining payments are made through the issuance of shares of our common stock. The number of shares issuable would correspondingly increase or decrease depending on the actual price per share at the time of issuance of any such shares, in accordance with the terms of the Prevu Merger Agreement.

	Scenario A	Scenario B	Scenario C
Hypothetical price per share	$0.50	$1.00	$1.50
Aggregate dollar amount of Prevu Additional Payments remaining	$1,250,000	$1,250,000	$1,250,000
Number of shares of common stock issuable	2,500,000	1,250,000	833,333

____________

(1)      The share figures and price per share set forth in the table above assume that the Reverse Stock Split has not been effectuated.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to satisfy our ongoing business needs. Approval of this Proposal 4 is not necessary for the consummation of the Prevu Merger because it has already been consummated, as described above, and even if this Proposal 4 is not approved, we will still have the option to satisfy any Prevu Additional Payments in cash. Therefore, although approval of this Proposal 4 is not necessary to consummate the Prevu Merger, if we are unable to issue the shares of our common stock pursuant to the Prevu Merger Agreement in satisfaction of any Prevu Additional Payments, we may be required to make such payments in cash, and as a result, we may be unable to fully satisfy our ongoing business needs on the terms or timeline we anticipate, if at all, the effect of which could materially and adversely impact future operating results.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting entitled to vote at the annual meeting, excluding the voting power of the stockholders of Prevu that received shares of common stock pursuant to the Prevu Merger Agreement, will be required for approval of this Proposal 4. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 4 in order for them to vote your shares so that your vote can be counted. Abstentions and broker non-votes are not votes cast and will have no effect on the outcome of this vote, but will be considered present for the purpose of determining the presence of a quorum.

The board of directors unanimously recommends you vote “FOR” approval of the Prevu Nasdaq 20% Issuance Proposal

PROPOSAL 5 –– APPROVAL OF THE INSTAMORTGAGE NASDAQ 20% ISSUANCE PROPOSAL

Background

On August 19, 2026, we completed the acquisition of InstaMortgage Inc., a California corporation (“InstaMortgage”), pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of August 17, 2026 (the “A&R Merger Agreement”), which was entered into on such date, pursuant to which the Agreement and Plan of Merger, dated as of December 19, 2025 (the “Original Merger Agreement”), by and among us, reAlpha Merger Sub I, Inc., a Delaware corporation and a newly formed wholly-owned subsidiary of the Company (“Merger Sub”), InstaMortgage, Shashank Shekhar and Ankur Dhingra, was amended and restated in its entirety. Pursuant to the terms of the A&R Merger Agreement, Merger Sub merged with and into InstaMortgage (the “InstaMortgage Merger”), with InstaMortgage surviving the InstaMortgage Merger as our wholly-owned subsidiary.

Pursuant to the terms and conditions of the A&R Merger Agreement, we agreed to pay InstaMortgage’s stockholders an aggregate amount of $8,500,000, subject to certain closing adjustments, consisting of: (i) $500,000 in cash paid on August 19, 2026, less any applicable withholding tax payable by InstaMortgage’s stockholders in accordance with the terms of the A&R Merger Agreement; (ii) $1,500,000 in shares of our common stock, which resulted in the issuance of 119,903 shares of common stock based on a price per share of $12.51 on August 19, 2026; and (iii) $6,500,000 payable in bi-annual, equal installments over three (3) years following August 19, 2026 (the “Bi-Annual Payments”), either in cash or shares of our common stock (the “Additional Payment Shares”) at our sole discretion; provided, that at least an aggregate of $1,500,000 of such Bi-Annual Payments is required to be paid in the form of cash. The Additional Payment Shares to be issued in satisfaction of Bi-Annual Payments, if any, will be valued based on the VWAP of our common stock as reported on Nasdaq for the ten (10) consecutive trading days ending on the date immediately prior to the date on which such issuance is to be made. The Bi-Annual Payments are payable in six (6) equal bi-annual installments, with the first installment due on the six (6) month anniversary of August 19, 2026, with subsequent installments due on each successive six (6) month anniversary thereafter, through the thirty-six (36) month anniversary of August 19, 2026. To date, we have not yet made any Additional Payments under the A&R Merger Agreement.

In accordance with the terms of the A&R Merger Agreement, the aggregate amount of shares of common stock issued or issuable thereunder and the transactions contemplated thereby, for purposes of complying with Nasdaq Listing Rule 5635, may in no case exceed the Cap Amount immediately prior to the execution of the A&R Merger Agreement, or 1,176,267 shares of common stock, without stockholder approval of any shares exceeding such amount. In the event the shares of common stock issuable pursuant to the A&R Merger Agreement and the transactions contemplated thereby may exceed the Cap Amount, we would be able to pay InstaMortgage’s stockholders cash in lieu of such excess shares of common stock, based on a formula set forth in the A&R Merger Agreement, unless we obtain stockholder approval for the issuance of such excess shares of common stock. To date, we have issued 119,903 shares of common stock in connection with the closing of the InstaMortgage Merger on August 19, 2026.

The foregoing summary of the A&R Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Merger Agreement, a copy of which was filed as Exhibit 2.2 to our Current Report on Form 8-K, filed with the SEC on August 25, 2026, and incorporated herein by reference.

Nasdaq Listing Rules 5635(a) and 5635(d)

Our common stock is listed on Nasdaq, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rules 5635(a) and 5635(d). Below is an overview of the relevant provisions of Nasdaq Listing Rules 5635(a) and 5635(d) as they relate to the InstaMortgage Nasdaq 20% Issuance Proposal. The overview does not purport to be complete and is qualified in its entirety by the full text of the Rule’s provisions, which are available on the Nasdaq’s Listing Center website at https://listingcenter.nasdaq.com/rulebook/nasdaq/rules.

Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if, other than in a public offering for cash, the number of shares of common stock of the listed company to be issued is or will be equal to or in excess of 20% of the number of shares of common stock of the listed company outstanding before the issuance. Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the Minimum Price.

Although the A&R Merger Agreement provides for a beneficial ownership blocker of 4.99% of our issued and outstanding shares of common stock with respect to each of the stockholders of InstaMortgage, which will remain in full force and effect regardless of the approval of this proposal, because the issuance of shares of common stock pursuant to the A&R Merger Agreement are being made in connection with the acquisition of assets of another company, including any potential Additional Payment Shares that may be issued by us in satisfaction of any Additional Payments, and may exceed 20% of our common stock outstanding before the issuance at a price that may be less than the Minimum Price, the issuance of the remaining Additional Payment Shares is subject to stockholder approval as required by the applicable rules and regulations of Nasdaq, including, without limitation, Nasdaq Listing Rules 5635(a) and 5635(d).

Accordingly, we are seeking stockholder approval for the issuance of shares of our common stock under the A&R Merger Agreement in excess of the Cap Amount, as required by Nasdaq Listing Rules 5635(a) and 5635(d). Under Nasdaq’s Listing Rules, the stockholders of InstaMortgage that received shares of common stock as consideration for the InstaMortgage Merger may not vote on the InstaMortgage Nasdaq 20% Issuance Proposal.

Impact on Stockholders of Approval or Disapproval of this Proposal

If approval for the InstaMortgage Nasdaq 20% Issuance Proposal is not obtained at this annual meeting, and in any other meeting of stockholders we may hold, we would be required to satisfy any Additional Payments through cash payments rather than the issuance of shares of common stock, to the extent that the issuances would exceed the Cap Amount. We believe that this would not be in our stockholders’ interest as this would increase our cash burn given that we would be required to make such Additional Payments in cash. Further, if this proposal is approved, existing stockholders may suffer dilution in ownership interests and voting rights as a result of the issuance of Additional Payment Shares, if any, pursuant to the A&R Merger Agreement.

For illustration purposes only, below is a table showing the number of shares of common stock that we may potentially issue in satisfaction of any Additional Payments pursuant to the A&R Merger Agreement based on three hypothetical prices per share, assuming that all such remaining payments are made through the issuance of shares of our common stock, and not taking into account the 4.99% beneficial ownership blocker with respect to each of InstaMortgage’s stockholders set forth in the A&R Merger Agreement. The number of shares issuable would correspondingly increase or decrease depending on the actual price per share at the time of issuance of any such shares, in accordance with the terms of the A&R Merger Agreement.

	Scenario A	Scenario B	Scenario C
Hypothetical price per share	$0.50	$1.00	$1.50
Aggregate dollar amount of Additional Payments remaining	$5,000,000	$5,000,000	$5,000,000
Number of shares of common stock issuable	10,000,000	5,000,000	3,333,333

____________

(1)      The share figures and price per share set forth in the table above assume that the Reverse Stock Split has not been effectuated.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to satisfy our ongoing business needs. Approval of this Proposal 5 is not necessary for the consummation of the InstaMortgage Merger because it already has been consummated, as described above, and even if this Proposal 5 is not approved, we will still have the option to satisfy any Additional Payments in cash. Therefore, although approval of this Proposal 5 is not necessary to consummate the InstaMortgage Merger, if we are unable to issue the shares of our common stock pursuant to the A&R Merger Agreement in satisfaction of any Additional Payments, we may be required to make such payments in cash, and as a result, we may be unable to fully satisfy our ongoing business needs on the terms or timeline we anticipate, if at all, the effect of which could materially and adversely impact future operating results.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting entitled to vote at the annual meeting, excluding the voting power of the stockholders of InstaMortgage that received shares of common stock pursuant to the A&R Merger Agreement, will be required for approval of this Proposal 5. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 5 in order for them to vote your shares so that your vote can be counted. Abstentions and broker non-votes are not votes cast and will have no effect on the outcome of this vote, but will be considered present for the purpose of determining the presence of a quorum.

The board of directors unanimously recommends you vote “FOR” approval of the InstaMortgage Nasdaq 20% Issuance Proposal

PROPOSAL 6 –– APPROVAL OF THE ADJOURNMENT PROPOSAL

We are asking our stockholders to approve the Adjournment Proposal, which will allow us to adjourn the annual meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposals, or if we do not have a quorum at the annual meeting. If our stockholders approve this proposal, we could adjourn the annual meeting and any reconvened session of the annual meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the approval of the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposals. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposals, such that the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposals would be defeated, we could adjourn the annual meeting without a vote on the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposals and seek to convince the holders of those shares to change their votes to votes in favor of the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposals. Additionally, we may seek to adjourn the annual meeting if a quorum is not present at the annual meeting.

Additionally, Article II, Subsection 2.6 of our bylaws also permits the chairman of the annual meeting to adjourn any meeting of stockholders, from time to time, whether or not there is a quorum.

In any event, the board of directors believes that it is in the best interests of the Company and its stockholders to be able to adjourn the annual meeting to a later date or dates if necessary or appropriate for the above-referenced reasons.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting will be required for approval of this Proposal 6. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 6 in order for them to vote your shares so that your vote can be counted. Abstentions and broker non-votes are not votes cast and will have no effect on the outcome of this vote, but will be considered present for the purpose of determining the presence of a quorum.

The board of directors unanimously recommends you vote “FOR” approval of the Adjournment Proposal.

REPORT OF THE AUDIT COMMITTEE

The following report of the audit committee of the board of directors shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.

The audit committee of the board of directors has:

•        reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2025, with management;

•        discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and

•        received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the audit committee concerning independence and has discussed with the independent auditor the independent auditor’s independence.

In reliance on the review and discussions referred to above, the audit committee recommended to the board of directors that the consolidated financial statements audited by GBQ Partners, LLC for the year ended December 31, 2025, be included in its Annual Report on Form 10-K for the year ended December 31, 2025.

Audit Committee of the Board of Directors

Balaji Swaminathan, Chairman

Prabhu Antony

Dimitrios Angelis

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information known to us about beneficial ownership of our capital stock by:

•        each of our directors;

•        each individual identified as a named executive officer in the section of this proxy statement titled “Executive Compensation;”

•        all of our directors and executive officers as a group; and

•        each stockholder known by us to beneficially own 5% or more of our common stock or Series A Preferred Stock.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options, warrants or other convertible securities, including the Series A Preferred Stock, held by that person or entity that are currently exercisable or exercisable within 60 days of September 11, 2026. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Applicable percentage ownership is based on 6,006,624 shares of common stock and 256,125 shares of Series A Preferred Stock outstanding as of September 11, 2026.

To our knowledge, except as indicated in the footnotes to the following table and subject to state community property laws where applicable, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Common Stock		Series A Preferred Convertible Stock		Approximate Percentage of Total Voting Power of Outstanding Capital Stock(2)
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(1)	Approximate Percentage of Class	Number of Shares Beneficially Owned(1)	Approximate Percentage of Class
Directors and Executive Officers
Giri Devanur(3)	1,118,013	18.60%	—	—	18.56%
Michael J. Logozzo(4)	99,819	1.66%	—	—	1.66%
Thomas J. Kutzman Jr.(5)	22,429	*	—	—	*
Dimitrios Angelis	19,644	*	—	—	*
Balaji Swaminathan	19,644	*	—	—	*
Prabhu Antony	14,584	*	—	—	*
Piyush Phadke(6)	3,302	*	—	—	*
All executive officers and directors as a group(7)	1,294,133	21.51%	—	—	21.47%

5% or More Stockholders
Mercurius Media Capital LP(8)	10,753(9)	*	256,125(10)	100.0%	*

____________

*        Less than one percent of outstanding shares.

(1)      With the exception of the securities beneficially owned by our current executive officers and directors and their affiliates, the ownership of the shares of common stock listed above were determined using public records. These amounts are based upon information available to us as of the date of this filing.

(2)      Represents percentage of voting power of our common stock and Series A Preferred Stock, on an as-converted basis, voting together as a single class.

(3)      Includes (i) 1,004,811 shares of common stock held directly by Mr. Devanur, (ii) 108,000 shares of common stock held by Giri Devanur Holdings LLC and (iii) 5,202 shares of common stock underlying restricted stock units that are expected to vest on or prior to November 10, 2026, and excludes 81,632 shares of common stock underlying restricted stock units that are not expected to vest on or prior to November 10, 2026. Mr. Devanur is the managing member of Giri Devanur Holdings LLC and he has sole voting and investment power with respect to those shares of common stock.

(4)      Includes (i) 94,716 shares of common stock held directly by Mr. Logozzo and (ii) 5,103 shares of common stock underlying restricted stock units that are expected to vest on or prior to November 10, 2026, and excludes 94,341 shares of common stock underlying restricted stock units that are not expected to vest on or prior to November 10, 2026.

(5)      Consists of 22,429 shares of common stock held directly by Mr. Kutzman and excludes 93,490 shares of common stock underlying restricted stock units that are not expected to vest on or prior to November 10, 2026.

(6)      On February 25, 2026, we terminated the employment of Mr. Phadke as our Chief Financial Officer, effective immediately. The shares of common stock beneficially owned by Mr. Phadke and the respective percentage of beneficial ownership of shares of common stock stated in these columns reflect ownership of shares of common stock as of July 27, 2026, the most recent practicable date after his last date of employment, which reflects the acceleration of certain restricted stock units, and the issuance of 3,302 shares of common stock underlying those, previously held by Mr. Phadke in connection with his separation agreement.

(7)      Excludes Piyush Phadke, our former Chief Financial Officer, and includes Thomas J. Kutzman Jr., our current Chief Financial Officer.

(8)      Reflects the securities beneficially owned by Mercurius Media Capital LP, a Delaware limited partnership (“MMC”). Mercurius Media Holdings LLC, a Delaware limited liability company, serves as the general partner of MMC and exercises sole voting and dispositive power over such securities. The principal business address of MMC is 100 Marine Parkway, Suite 175, Redwood City, CA 94065.

(9)      Consists of 10,753 shares of common stock issuable upon conversion of the shares of Series A Preferred Stock beneficially owned by MMC as of September 11, 2026, including 508 shares of common stock issuable to MMC with respect to dividends accrued and that will accrue through November 10, 2026.

(10)    Consists of 256,125 shares of Series A Preferred Stock beneficially owned by MMC as of September 11, 2026.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

Our board of directors has adopted a related-person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification for the review of any transaction, arrangement or relationship, with certain exceptions set forth in Item 404 of Regulation S-K in which we are a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or each person whom we know to beneficially own more than 5% of our outstanding shares of common stock (a “5% stockholder”) (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related-person transaction,” the related person must report the proposed related-person transaction to the Company’s general counsel. The policy calls for the proposed related-person transaction to be reviewed by and if deemed appropriate approved by, the audit committee of our board of directors after full disclosure of the related person interest in the transaction. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review and, in its discretion, may ratify the related-person transaction. The policy also permits the chair of the audit committee to review, and if deemed appropriate approve, proposed related-person transactions that arise between audit committee meetings, subject to ratification by the audit committee at its next meeting. Any related-person transactions that are ongoing in nature will be reviewed annually.

A related-person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

•        the related person’s interest in the related-person transaction;

•        the approximate dollar amount involved in the related-person transaction;

•        the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•        whether the transaction was undertaken in the ordinary course of our business;

•        whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•        the purpose of, and the potential benefits to us of, the related-person transaction; and

•        any other information regarding the related-person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The audit committee may approve or ratify the transaction only if the audit committee determines that, under all of the circumstances, the transaction is not inconsistent with our best interests. The audit committee may impose any conditions on the related-person transaction that it deems appropriate.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the compensation committee of our board of directors in the manner specified in its charter.

Related Party Transactions

Loans from Related Parties

Sea Easy Capital Pte. Ltd. Loans

During the year ended December 31, 2024, AiChat Pte. Ltd. (“AiChat”), a subsidiary of the Company, utilized its invoice financing arrangement with Sea Easy Capital Pte. Ltd. (“SEA”), pursuant to which AiChat financed certain invoices (as defined below) through SEA’s online platform (the “SEA platform”). SEA is a Singapore-based entity that the spouse of Mr. Swaminathan, a member of our board of directors, controls by virtue of her ownership or control of a majority (51%) of the capital stock of SEA. Mr. Swaminathan also serves on the advisory board of SEA. These financings through the SEA platform were entered into on terms consistent with those offered to unrelated third parties.

The SEA platform allows AiChat to act as an account receivable invoice seller, under which AiChat is able to upload account receivable invoices (each, an “invoice”) from time to time to the SEA platform for approval by SEA, with each such invoice denoting a dollar amount to be payable by AiChat in accordance with the SEA platform’s terms and conditions (the “terms and conditions”), subject to limits, if any, imposed by SEA on the aggregate value of invoices AiChat may upload and offer for sale. Upon approval, these invoices can be purchased at a discount to its face value based on the payable amounts thereunder (the “invoice purchase price”), by SEA or an authorized third-party (collectively, the “purchasers”) through the SEA platform in accordance with the terms and conditions. After such purchase, the purchaser becomes obligated to fund such invoice purchase price to AiChat directly in the form of a loan (each, a “loan”), minus any fees or interests payable thereunder, and all rights, title and interest in such invoice are assigned to such purchaser at the time of the purchase. Once an invoice is purchased, AiChat provides notice to the customer to which the invoice relates to with the payment instructions to direct such customer to send funds to a designated payment account in order to repay for the loans.

These loans bear a fixed interest rate of 16.5% per annum, and are each payable to the purchaser 89 to 120 days after the date of the respective loan. Additionally, in accordance with the terms and conditions, to the extent AiChat defaults on these loans, or is deemed to have defaulted in accordance with the terms and conditions, then, on and at any time after the occurrence of such default, the purchaser is entitled request the immediate repurchase by AiChat of the applicable invoice and amounts thereunder, suspend SEA platform access, as well as declare that any fees and all other amounts accrued or outstanding under the loans be immediately due and payable and/or take any other actions, including legal action, to recover such amounts due and payable. If AiChat fails to repurchase the applicable invoice upon written demand by the relevant purchaser, then AiChat is liable to such purchaser for an amount equal to the outstanding amounts under the invoice, minus any paid amounts by AiChat, plus a default interest rate of 10% and liquidated damages. Further, if AiChat fails to pay any amounts outstanding under the loans when due, and such failure to pay continues beyond any grace period provided by SEA, then AiChat is required to pay a default interest rate on such outstanding amounts from the expiration of the grace period provided, if any, of 10%, or any other default interest rate determined by the purchaser, until the date of full payment. AiChat and the purchaser are each able to terminate any loan documents by giving written notice of at least 30 days to the other, provided that any and all outstanding amounts are fully paid prior to such termination. The terms and conditions further provide for representations and warranties for any user of the SEA platform, including limitation of liability for SEA and its affiliates, indemnification of such parties by the user of the SEA platform, confidentiality provisions and others.

The loans from SEA to AiChat under the SEA platform were repaid in full on October 21, 2025, in the aggregate amount of $126,946, consisting of $121,693 in principal and $5,253 in interest.

Employment of Gerard Payton Cuddy Jr.

The Company currently employs Gerard Payton Cuddy Jr., the son-in-law of Mr. Swaminathan, a member of our Board, in a non-executive role in our marketing team. Mr. Cuddy entered into an employment agreement with the Company, effective as of March 9, 2026, that provides for an annual salary of $125,000 and as well as certain standard employee benefits, such as 401(k) matching by the Company. In accordance with our standard compensation practices, Mr. Cuddy is also eligible to receive (i) an annual bonus, subject to the compensation committee’s discretion, and (ii) equity awards under the 2022 Plan, subject to compensation committee approval. Mr. Cuddy’s compensation was established in accordance with compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions and without the involvement of Mr. Swaminathan.

REQUIREMENTS FOR ADVANCE NOTIFICATION OF NOMINATIONS
AND STOCKHOLDER PROPOSALS

Stockholders have the ability to have a stockholder proposal considered for inclusion in our proxy statement for presentation at the 2027 annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act if the proposal is received at least 120 calendar days prior to the one-year anniversary of the date that we released our proxy statement to stockholders in connection with the 2026 annual meeting. Accordingly, stockholder proposals submitted to us pursuant to Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2027 annual meeting must be received no later than May 28, 2027. However, if the date of the 2027 annual meeting is changed by more than thirty (30) days from the date of the 2026 annual meeting, then the deadline for submitting stockholder proposals for the 2027 annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy is a reasonable time before we begin to print and send our proxy materials. Stockholders must comply with the requirements of the proxy rules promulgated by the SEC. Stockholder proposals are reviewed by the Corporate Secretary for compliance with the requirements for such proposals, which are set forth in Rule 14a-8 of the Exchange Act. Stockholder proposals that meet these requirements will be summarized by the Corporate Secretary and circulated to the Executive Chairman of the board of directors. Stockholder proposals should be addressed to our Corporate Secretary at 6515 Longshore Loop, Suite 100, Dublin, OH 43017.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at an annual meeting of stockholders (but not for inclusion in the proxy statement). Notice of a nomination or other proposal of business must be in proper written form and delivered to the Corporate Secretary of the Company by email at proxy@realpha.com or in writing, c/o Corporate Secretary, reAlpha Tech Corp., 6515 Longshore Loop, Suite 100, Dublin, OH 43017, no later than the close of business of the 90th day, nor earlier than the close of business on the 120th day, before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), to be timely, the notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for the 2027 annual meeting of stockholders, notice of a nomination or proposal must be delivered to us no earlier than the close of business on July 8, 2027, and no later than the close of business on August 7, 2027. Nominations and proposals also must satisfy other requirements set forth in the bylaws. In addition to satisfying the deadlines in the advance notice provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must comply with the requirements of Rule 14a-19(b). The requirements under Rule 14a-19 are in addition to the applicable advance notice requirements under the bylaws as described in this section and shall not extend any deadline set forth under the bylaws.

Recommendations from stockholders that are received after the above deadlines will not be considered timely for consideration by the board of directors for this annual meeting or the 2027 annual meeting of stockholders.

OTHER MATTERS

The board of directors does not intend to bring any other matters before the annual meeting and has no reason to believe any other matters will be presented. If other matters properly come before the annual meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the board of directors, or if no recommendation is given, in their own discretion.

A copy of our 2025 annual report, which includes our Form 10-K for the year ended December 31, 2025, and certain financial information about us, is enclosed together with this proxy statement. Copies of our 2025 annual report as filed with the SEC (exclusive of exhibits and documents incorporated by reference), may also be obtained for free by directing written requests to: our Corporate Secretary, reAlpha Tech Corp., 6515 Longshore Loop, Suite 100, Dublin, OH 43017. Copies of exhibits and basic documents filed with the 2025 annual report or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the 2025 annual report over the Internet at the SEC’s website, www.sec.gov, or on our website, www.ir.realpha.com, under the heading “Financials & Results — Financials — Annual Reports”.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our proxy statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of our proxy materials, we will send a copy to you if you address your written request to, or call, Investor Relations, 6515 Longshore Loop, Suite 100, Dublin, OH 43017, email: InvestorRelations@realpha.com.

ANNEX A — PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT

TO THE SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF REALPHA TECH CORP.

reAlpha Tech Corp., a Delaware corporation (the “Corporation”) does hereby certify that:

FIRST: The name of the Corporation is reAlpha Tech Corp. The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on April 22, 2021, as amended and/or restated on August 12, 2021, October 18, 2023, and April 28, 2026 (collectively, the “Amended and Restated Certificate”).

SECOND: Article IV of the Amended and Restated Certificate is hereby amended by deleting and restating such Article IV in its entirety as follows:

“The total number of shares of capital stock that the Corporation shall have authority to issue is up to 205,000,000 shares, consisting of: (i) 200,000,000 shares of common stock, having a par value of $0.001 per share (the “Common Stock”); and (ii) 5,000,000 shares of preferred stock, having a par value of $0.001 per share (the “Preferred Stock”).

Reverse Stock Split. Effective as of [•] [a/p].m., Eastern Time on [•], 202[•] (the “Effective Time”), each [•] outstanding shares of Common Stock outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall be combined and converted into one (1) share of Common Stock (the “New Common Stock”) based on a ratio of one (1) share of New Common Stock for each [•] shares of Old Common Stock. This reverse stock split (the “Reverse Stock Split”) of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under this Article IV.

The Reverse Stock Split shall occur without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Stock Split are surrendered for cancellation. No fractional interest in a share of New Common Stock shall be deliverable upon the Reverse Stock Split, all of which shares of New Common Stock shall be rounded up to the nearest whole number of such shares, and, in the event any shares of New Common Stock are held through the Depository Trust Company, such shares shall be rounded up at the participant level. No stockholders will receive cash in lieu of fractional shares. All references to “Common Stock” in this Certificate of Incorporation shall be to the New Common Stock.”

THIRD: This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: This Certificate of Amendment shall become effective at [•] [a/p].m., Eastern Time on [•], 202[•].

* * * *

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this [•] day of [•], 202[•].

reAlpha Tech Corp.
By:
Name:	Michael J. Logozzo
Title:	Chief Executive Officer

A-2

PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to https://web.viewproxy.com/AIRE/2026 Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided. Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX As a stockholder of reAlpha Tech Corp., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on November 4, 2026. CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. reAlpha Tech Corp. ANNUAL MEETING OF STOCKHOLDERSNOVEMBER 5, 2026 at 9:00 a.m. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OFTHE BOARD OF DIRECTORS OF REALPHA TECH CORP. The stockholder(s) hereby appoint(s) Michael J. Logozzo and Thomas J. Kutzman Jr., or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock and Series A Convertible Preferred Stock of reAlpha Tech Corp. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Eastern Time on November 5, 2026, and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/AIRE/2026 by 11:59 p.m. Eastern Time on November 4, 2026. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. In their discretion, Michael J. Logozzo and Thomas J. Kutzman Jr.,or any of them, are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders. CONTROL NUMBER Date Title Signature (Joint Owners) NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a liability company or partnership, please sign in full liability company or partnership name by authorized officer or person. Address Change: (If you noted any Address Changes above, please mark box.)

Important Notice Regarding the Availability of Proxy Materials for theAnnual Meeting of Stockholders to be held on November 5, 2026: The Proxy Statement and Annual Report are available at:https://web.viewproxy.com/AIRE/2026 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. The Board of Directors recommends a vote “FOR ALL” nominees listed in Proposal 1 and “FOR” each Proposal. Your Board of Directors recommends a vote FOR ALL the nominees listed in Proposal 1. Please mark your votes like this Proposal 1: The election of five members to our board of directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified (“Proposal 1”). NOMINEES: FOR ALL WITHHOLD ALL FOR ALL EXCEPT (1) Giri Devanur (2) Michael J. Logozzo (3) Dimitrios Angelis (4) Prabhu Antony (5) Balaji Swaminathan Your Board of Directors recommends a vote FOR each Proposal. 2. The ratification of the appointment of GBQ Partners, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”). FOR AGAINST ABSTAIN o 3. An amendment to our second amended and restated certificate of incorporation, as amended, in the form attached to the proxy statement as Annex A, to, at the discretion of our board of directors, effect a reverse stock split of our issued and outstanding shares of common stock at any time prior to the one-year anniversary date of the approval by the stockholders of such proposal, at a ratio ranging from one-for-two (1:2) to one-for-fifty (1:50), with the exact ratio to be set within that range at the discretion of the board of directors without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal” or “Proposal 3”). 4. For purposes of complying with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of shares of common stock in excess of 19.99% of our issued and outstanding common stock immediately prior to the execution of the Prevu Merger Agreement in connection with the Prevu Merger (the “Prevu Nasdaq 20% Issuance Proposal” or “Proposal 4”). 5. For purposes of complying with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of shares of common stock in excess of 19.99% of our issued and outstanding common stock immediately prior to the execution of the A&R Merger Agreement in connection with the InstaMortgage Merger (the “InstaMortgage Nasdaq 20% Issuance Proposal” or “Proposal 5,” and together with the Prevu Nasdaq 20% Issuance Proposal, the “Nasdaq 20% Issuance Proposals”). 6. The proposal to adjourn the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposals or in the absence of a quorum (the “Adjournment Proposal” or “Proposal 6”).